MESSAGE FROM THE CHAIRMAN

Table of Contents

                                               Page

Message from the Chairman...................     1

Manager's Discussion........................     3

Special Feature:............................     6
 Interview with Tom Kenny,
 Senior Vice-President
 Franklin Municipal Bond Department

Performance Summary.........................    11

Statement of Investments....................    14

Financial Statements........................    53

Notes to Financial Statements...............    55



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                                                  December 15, 1995

Fellow Shareholders:

Welcome to the 21st semi-annual report of the Franklin Federal Tax-Free Income Fund for the period ended October 31, 1995.

During the reporting period, the Federal Reserve Board (the Fed) appeared to have been successful in achieving its much sought-after "soft landing." The U.S. Gross Domestic Product (GDP) fell from an annualized rate of 5.1% in the fourth quarter of 1994 to just 1.3% in the second quarter of 1995.* This slow growth prompted the Fed to ease monetary policy in July 1995. Long-term bond yields, as measured by the 30-year U.S. Treasury bond, jumped slightly to 6.86% following the shift in policy stance, then resumed the downward course they had followed since November 1994. On October 31, 1995, the yield of the 30-year Treasury was 6.34%.**

*Source: U.S. Commerce Department.
**Source: Micropal, November 20, 1995.

Of greater importance to our shareholders is the recovery of the municipal bond market, which can be attributed to a couple of factors. First, a declining interest rate environment -- such as the one experienced over the reporting period -- buoyed municipal prices. Second, the dramatically curtailed supply of municipal issuance together with continued strong demand, further contributed to higher prices. This recovery resulted in a 28 cent increase in the fund's Class I net asset value per share price to $12.01 on October 31, 1995, up from $11.73 on April 30, 1995.

On the other hand, the tax-free market has grappled with negative press stemming from a number of tax reform issues, including a flat tax proposal, a consumption tax, a national sales tax, and a "Super" IRA. Each of these proposals pose underlying questions for an investor: Will there be any allowed deductions? Will I lose the benefit of investing in tax-free municipal bonds?

At Franklin, we understand these issues raise important concerns. For more information on this topic, please see page 6 for our interview with Tom Kenny, Director of Franklin's Municipal Bond Department.

As a Franklin shareholder, you receive the benefits of diversification, professional management and dedicated service. If you have any questions concerning the Franklin Federal Tax-Free Income Fund, we would certainly welcome the opportunity to answer them.

We appreciate your trust and support and look forward to serving your investment needs in the years ahead.

Sincerely,


Charles B. Johnson
Chairman
Franklin Federal Tax-Free Income Fund



MANAGER'S DISCUSSION


Fund Objective:

Seeks to provide high current income exempt from regular federal income tax through a nationally diversified portfolio of municipal securities.*

Throughout the reporting period, we maintained our focus on long-term income opportunities, bond quality and diversification. We continued our conservative approach, managing your fund to provide you with high current income and relative stability of principal while avoiding short-term trading to capture possible taxable capital gains. To achieve this objective, we generally purchase current coupon bonds close to par value or at a slight discount. We also practice an effective "buy and hold" strategy, electing to retain higher coupons (even when they trade at a premium) for the higher income and stability they provide. This strategy has a number of benefits, including fairly low portfolio turnover rates, which may result in lower fund expenses. At the same time, this practice tends to protect the fund from extreme price volatility.


GRAPHIC MATERIAL 1 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

In the low-interest rate environment of the early 1990s, municipalities issued record volumes of new securities. Many of these were issued specifically to pay off older, higher yielding bonds at their first call date (the earliest date the original issuer can redeem a bond). These securities, also known as "pre-refunded" bonds, are paid off with the proceeds from more current, lower yielding bonds. At the start of the fund's fiscal year, 20.6% of the fund's total net assets were invested in pre-refunded securities, many of which were set to be called away in the next few years.

*Dividends are generally subject to state and local income taxes, if any. For investors subject to federal or state alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

During the reporting period, we chose to sell several of these pre-refunded bonds as we felt they were fully priced in the marketplace. We used the proceeds of these sales to purchase AAA-rated insured municipal bonds at a slight discount to par value. In general, insured bonds, which are backed by the insurer as to the timely payment of principal and interest, have been readily available in the marketplace. Their AAA credit rating -- the highest available -- also helped us to maintain our high quality standards.


   Franklin Federal Tax-Free Income Fund
   Portfolio Breakdown on October 31, 1995
   As a Percentage of Total Investments

                                         % of Total
   Sector                                Investments

 Utilities                                  27.8%

 Pre-refunded                               16.8%

 Housing                                    13.7%

 Transportation                             10.7%

 General Obligations                         9.5%

 Hospitals                                   6.5%

 Industrial                                  4.0%

 Certificates of Participation               3.7%

 Other Revenue                               3.5%

 Education                                   1.9%

 Health Care                                 1.3%

 Tax Allocation Bonds                        0.5%

 Sales Tax Revenue                           0.1%

For a complete list of portfolio holdings, please see page 14 of this report.

As you know, we attempt to purchase only investment-grade bonds for the fund's portfolio; that is, bonds whose credit quality ratings at the time of purchase fell within Standard & Poor's or Moody's four highest categories, or were judged to be of equal quality by the fund's managers. On October 31, 1995, over 68% of the fund's assets were invested in municipal securities rated A or better, with 32.5% invested in securities rated AAA. These ratings, while not guaranteeing the fund's market value or signifying approval of the shares by Standard & Poor's or Moody's, reflect the credit quality of the fund's portfolio as described in the prospectus and are subject to change.

In addition to credit quality, we evaluate each issue on an individual basis, favoring highly rated "essential service" bonds. These securities tend to have a more reliable income stream generated from hospitals, utilities, and transportation projects, to name a few. As a result, these bonds tend to be less affected by budgetary and political changes, and are believed to be very attractive in a municipal cost-cutting environment. Water and sewer system bonds issued by Houston, Texas are some of the "essential service" bonds held in the fund's portfolio. These bonds characterize the city's large $1.6 billion capital improvement program, strong historical financial performance, and stable customer base. Other municipal project bonds we purchased throughout the reporting period include the Airport Terminal Improvement Project in Clark County, Nevada, and bonds toward the construction of new air cargo and aircraft maintenance facilities at McCarran International Airport and the North Las Vegas Air Terminal.

Since long-term interest rates appear to be working their way down, the volume of new municipal issuance may pick up from pre-refunded issues as borrowers take advantage of interest cost savings on their outstanding debt. However, it is unlikely that this will approach the volume of nearly $300 billion in new issuance that the market previously experienced in 1993. Overall, low supply should have a positive influence on bond prices. Of course, a minimum level of new bonds should be expected to meet basic infrastructure needs. Market and economic factors, such as the performance of the stock market and tax reform issues, could result in lower demand and also affect prices.

Because the municipal market is expected to rise and fall periodically, we've always encouraged our shareholders to focus on their long- term investment goals. By concentrating on long-term investment objectives, you may be able to overlook the short-term volatility that accompanies market cycles.


SPECIAL FEATURE: INTERVIEW WITH TOM KENNY

FPO

Tom Kenny
Senior Vice President
Director, Franklin Municipal
Bond Department



Tom Kenny, Director
of Franklin's Municipal
Bond Department,
discusses a number
of current topics,
including tax reform,
interest rates, and
his outlook for the
municipal bond market.

Tom, there's been a lot of press lately on the possibility of tax reform -- in particular, a flat tax. What proposals are being considered?

There are three different flat tax proposals being discussed. And, these are in addition to a number of other tax reform proposals, such as a consumption tax, a national sales tax and a "Super" IRA. Basically, tax reform is a hot topic right now, ever since President Clinton appeared on national TV in April after filling out his tax forms and said, "You know, a flat tax doesn't sound so bad."


With numerous tax reform proposals being considered, do you think that one of them is going to pass? The support for tax reform seems to be waning in recent weeks as more details of some of these proposals are released. Ten out of ten tax payers will tell you that taxes are too high and the current system is too complicated. There is tremendous support for simplification. But when people realize that they would lose their mortgage deduction -- which could cause their home value to decline by 15 - 20% -- or that the wealthy would receive a large tax cut while the middle class would have to pay more taxes under a flat tax system, their opinion may change. So, I feel there is support for simplification but not necessarily for radical reform.

However, I think something will happen. There's such a movement behind change that it's not just going to disappear. With the election coming up, you're going to continue hearing about tax reform, you're going to read about it, you're going to see it on TV through next year and into 1997. But I don't think anything will actually happen until '97, at the earliest.


Has the possibility of tax reform affected the municipal bond market at all?

The possibility of major tax reform has depressed municipal bond prices relative to other fixed-income investments during the past few months; however, since we have experienced a strong bond market, it hasn't been that noticeable. The market has already somewhat priced the potential impact of tax reform, which makes municipal yields very attractive today.

Depending on the state you live in and your tax bracket, the after-tax equivalent yield available can be a very attractive 10%. Also, supply is down 25% in 1995 from 1994, and over 50% versus 1993. At the same time, we are experiencing a record amount of bonds that are being called or redeemed and for the second consecutive year, more bonds will be taken out of the muni market than issued.


What is that in dollar terms?
The market may see about $130 to $140 billion in new issuance this year, compared to $162 billion last year and $290 billion the year before. So new issuance is down dramatically.


Did rising interest rates have anything to do with that?

Sure, but there are other reasons as well. One, voters simply aren't approving as many bond issues today. Two, many governors that were elected last fall are trying to implement tax cuts; in effect, they're reducing budgets and there's just not a lot of debt capacity for increased debt service. And three, a big reason we saw such high issuance in 1993 was because lower interest rates resulted in an increase in refunding and pre-refunding issues -- just as many homeowners refinanced their mortgages in '93 to take advantage of lower rates. But because of tax code changes in 1986, issuers of municipal bonds can only refund or pre-refund their bonds once. Those that could refund, did. As a result, the potential inventory of refundable bonds is much lower than a few years ago.


How will these factors affect prices of muni bonds?
It should be positive. The supply/demand fundamentals of the municipal market are, in my opinion, promising, and the market has already partially discounted the threat of tax reform. Over the long term, muni prices should improve on a relative basis. From a historical perspective, munis are cheap today. Investors can take advantage of this by dollar-cost averaging.


Another topic that's been a concern during the past year has been the bankruptcy of Orange County, California. What's been the long-term impact on the municipal bond market?

The biggest impact has been in investor perception. Historically, general obligation bonds (those that are backed by the full faith and credit of the issuer) have been perceived as the safest kind of municipal bond. But in a bankruptcy situation, like in Orange County, the investments that are most affected are general obligations. Revenue bonds, backed by dedicated revenue streams -- such as those from airport authority, solid waste authority, transportation and the like -- haven't really been impacted. Investors in general have re-thought how they look at revenue bonds and general obligation bonds.

We have also seen an increase in the use of bond insurance, especially in California. This year, the percentage of bonds for the entire market is approximately 44% of total issuance, while in California, 52% of all issues obtained insurance.


Is that a big increase?

For the muni industry overall, it has increased from 37%; in California, it has increased from 32%. In my opinion, that's a big jump. As a result, insured bonds have become less expensive to purchase relative to uninsured bonds simply because of the increased supply. And we have taken advantage of that by buying more insured bonds this year.


What about interest rates? Have changes in interest rates affected your buying decisions?

No. We don't try to second guess the market in terms of where we think rates are headed or alter our fundamental approach because of economic changes. Many portfolio managers attempt this in an effort to capture capital growth.

Our approach is very straight forward. We seek safety and income. I don't think shareholders want the volatility you might generate by chasing capital growth. We don't want to be number one in total return one year, and number 100 the next.

We use a consistent, conservative, "plain vanilla" approach. We manage our funds for tax-free income and take a long-term approach. Over time, income will drive total return. For example, as measured by the Lehman Brothers 20-Year Municipal Bond Index, income has been responsible for over 99% of total return of municipal bonds over the last five years.1 So, by investing for income, you should generate good total return performance. We think our shareholders are better served by the using this consistent approach. Investors in tax-free funds want to maximize tax-free income.


How much research do you do before you buy a bond?

It really depends on the quality and type of bond. Lower-rated and non-rated bonds will typically require more credit analysis than higher-rated bonds. Since we purchase over 95% of our portfolio holdings in the new issue market, we spend a lot of time up front performing site visits, addressing legal issues, and structuring the issue to meet our credit and portfolio requirements. We have 23 analysts who spend much of their time researching new issues. They also monitor these issues long after purchase.

1.Source: Lehman Brothers 20-Year Municipal Bond Index.

What are Franklin's total holdings in municipal bonds?

We currently have approximately $41 billion in municipal bonds in 42 tax-free funds. Franklin is the largest buyer of municipal bonds in the country.


Does that size give you any advantages?

Sure. We get the attention of issuers and underwriters and try to capitalize on that by encouraging them to visit us in San Mateo to discuss their issue. This allows us to give our input on structuring a deal. They, of course, hope that we buy their deal.


When you say input, does that commit you to purchasing?

No. You can have input from a bond structuring standpoint, from a pricing standpoint (in terms of coupons and maturities). And all of that input can go to the underwriter of the issue without any commitment on our part at all. But if they make those changes to meet our needs, then we're more likely to buy it than if they don't. So it can be to everyone's advantage. We end up with an issue that meets our needs in terms of credit, price, coupon and maturity, and the issuer ends up with a marketable product.


Where do you see the municipal bond market going through the end of the year, and through the first six months of 1996?

I'd say the muni market is going to remain stable. We're going to see more of the same, probably through the presidential election next fall. I think uncertainty surrounding tax reform is going to continue to hold down munis for a while longer. No matter what happens to the bond market, the economy or interest rates, we'll do what we've always done: we'll do our homework, maximize tax-free income for our shareholders, and maintain a long-term investment horizon.


Thanks, Tom.
It's been my pleasure.

PERFORMANCE SUMMARY
Class I Shares

The Franklin Federal Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $12.01 on October 31, 1995, from $11.73 on April 30, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. Your fund's Class I shares paid monthly income distributions totaling 37.2 cents ($0.372) per share for the six-month period ended October 31, 1995.

At the close of the reporting period, your fund's Class I shares' distribution rate was 5.93%, based on an annualization of the current monthly dividend of 6.2 cents ($0.062) per share and the maximum offering price of $12.54 on October 31, 1995. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment.

As the chart to the right illustrates, if you are in the maximum federal income tax bracket of 39.6%, you would have to earn 9.82% from a taxable investment to match your fund's tax-free distribution rate. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.


GRAPHIC MATERIAL 2 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Based on this dividend income and change in share price, the fund's Class I shares produced a cumulative total return of 5.65% for the six-month period and 12.55% for the one-year period ended October 31, 1995. Total return excludes the initial sales charge and measures the change in value of an investment over the periods indicated, assuming reinvestment of dividends and any capital gains. Of course, past performance is not predictive of future results. As the table on page 13 demonstrates, the fund has achieved an average annual total return of 8.54% over the 10-year period.

Class II Shares

Class II shares were introduced on May 1, 1995. The price of the fund's Class II shares, as measured by net asset value, increased to $12.01 on October 31, 1995 from $11.67 on May 1, 1995.

The fund continued to meet its investment objective of providing shareholders with a high level of current tax-free income. Your fund's Class II shares paid monthly income distributions totaling 34.2 cents ($0.342) per share for the six-month period ended October 31, 1995.

At the close of the reporting period, your fund's Class II shares' distribution rate was 5.54%, based on an annualization of the current monthly dividend of 5.6 cents ($.056) per share and the maximum offering price of $12.13 on October 31, 1995. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment.


GRAPHIC MATERIAL 3 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


As the chart above illustrates, if you are in the maximum federal income tax bracket of 39.6%, you would have to earn 9.17% from a taxable investment to match your fund's Class II share tax-free distribution rate. Dividends will vary based on earnings of the fund's portfolio, and past distributions are not predictive of future results.

We have always maintained a long-term investment perspective, and we encourage our shareholders to do the same. While the Franklin Federal Tax-Free Income Fund may encounter occasional volatility, we believe that its performance will be rewarding over the long term.




Franklin Federal Tax-Free Income Fund
Periods ended October 31, 1995
                                                                                         Since        Since
                                                                                       Inception    Inception
                                                       1-Year     5-Year     10-Year   (10/7/83)   (05/01/95)

Cumulative Total Return1
 Class I Shares                                        12.55%     52.23%     137.06%    201.90%         --
 Class II Shares                                          --          --          --          --          5.93%
Average Annual Total Return2
 Class I Shares                                         7.73%      7.83%      8.54%      9.18%
Aggregate Total Return3
 Class II Shares                                                                                      3.33%
      Distribution Rate4                                   Equivalent Taxable Distribution Rate5
       Class I Shares                        5.93%          Class I Shares                       9.82%
       Class II Shares                       5.54%          Class II Shares                      9.17%
      30-Day Standardized Yield6                           Equivalent Taxable Yield5
       Class I Shares                        5.06%          Class I Shares                       8.38%
       Class II Shares                       4.67%          Class II Shares                      7.73%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares or the maximum 1.0% initial sales charge and 1. 0% contingent deferred sales charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class 1 shares. See note below.

3. Aggregate total return, which includes the 1.0% initial sales charge and the 1.0% CDSC applicable to shares redeemed within 18 months of purchase, and represents the change in value of an investment since the inception date of the fund's Class II shares. It assumes reinvestment of dividends and capital gains. Since Class II shares have existed for less than one year, average annual total returns are not provided. See note below.

4. Distribution rate for Class I shares is based on an annualization of the fund's current 6.2 cents per share monthly dividend and the maximum offering price of $12.54 on October 31, 1995. For Class II shares, distribution rate is based on an annualization of the fund's current 5.6 cents per share monthly dividend and the maximum offering price of $12.13 on October 31, 1995.

5. Equivalent taxable distribution rate and yield assume the 1995 maximum 39.6% federal income tax rate.

6. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1995.

Note: Prior to July 1, 1994, fund Class I shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.


FRANKLIN FEDERAL TAX-FREE INCOME FUND

Statement of Investments in Securities and Net Assets, October 31, 1995 (unaudited)


     Face                                                                                              Value
    Amount                                                                                           (Note 1)
                   Long Term Investments  98.5%
                   Alabama  .7%
  $ 6,620,000      Alabama Water Pollution Control Authority, Revolving Fund, Series B, 7.75%,
                    08/15/12 .................................................................      $  7,107,960
    5,000,000      Birmingham GO, Street Improvement Warrants, Pre-Refunded, 8.00%, 07/01/13..         5,552,000
    1,000,000      Citronelle IDB, PCR, Stauffer Chemical Project, Guaranteed by Imperial
                    Chemical, Plc., Series 1982, 8.00%, 12/01/12 .............................         1,140,700
   18,830,000      Columbia IDB, PCR, Refunding, Alabama Power Co. Project, AMBAC Insured,
                    6.50%, 09/01/23 ..........................................................        19,670,383
   12,000,000      Courtland IDB, IDR, Refunding, Champion International Corp., Series A, 7.20%,
                    12/01/13 .................................................................        13,098,720
    5,000,000      Courtland IDB, PCR, Refunding, Champion International Corp. Project, 6.15%,
                    06/01/19 .................................................................         4,956,650
                                                                                                   -------------
                                                                                                      51,526,413
                                                                                                   -------------
                   Alaska  1.2%
    1,775,000      Alaska Industrial Development and Export Authority, Revolving Fund, Series A,
                    7.95%, 04/01/10 ..........................................................         2,012,193
                   Alaska State HFC,
      230,000         CHM, Series A, 8.375%, 12/01/16 ........................................           239,419
    4,300,000         CHM, Series A-1, 6.75%, 12/01/32 .......................................         4,455,187
    2,075,000         CHM, Series A-3, 7.70%, 12/01/13 .......................................         2,154,431
    8,825,000         Refunding, Mortgage Insured, Program 1, Series 1990-B, 7.80%, 12/01/30 .         9,308,434
   18,375,000        aRefunding, Series A, MBIA Insured, 5.875%, 12/01/24 ....................        18,134,288
   11,600,000        aRefunding, Series A, MBIA Insured, 5.875%, 12/01/30 ....................        11,321,716
    8,000,000         Series A, 6.60%, 12/01/23 ..............................................         8,791,920
   21,940,000         Veterans Mortgage Program, MBIA Insured, 6.75%, 12/01/25 ...............        22,760,995
                   Anchorage Parking Authority Revenue, Refunding,
    3,360,000         5th Avenue Garage Lease Project, 6.50%, 12/01/02 .......................         3,615,696
    3,500,000         5th Avenue Garage Lease Project, 6.75%, 12/01/08 .......................         3,706,570
                                                                                                   -------------
                                                                                                      86,500,849
                                                                                                   -------------
                   Arizona  .5%
   14,720,000      Glendale IDA, Hospital Revenue, Northwest Development, Inc. Project,
                     Pre-Refunded, 8.875%, 01/01/16 ..........................................        15,629,549
   11,665,000      Pima County IDA, MFHR, Fountains La Cholla Project, FHA Mortgage Insured,
                    8.00%, 12/01/25 ..........................................................        11,926,413
    5,690,000      Tempe IDA, Residential Care Facilities Revenue, Volunteers of America Care
                    Facilities, 9.00%, 06/01/18 ..............................................         6,028,214
                                                                                                   -------------
                                                                                                      33,584,176
                                                                                                   -------------

                   Arkansas  .2%
  $ 3,185,000      Desha County, Residential Housing Facilities Board, SFMR, Refunding, 7.50%,
                    04/01/11 .................................................................      $  3,427,442
    3,115,000      Independence County, Public Health and Education Facilities Board Capital
                    Revenue, Refunding & Improvement, White River Control Project,
                    Pre-Refunded, 8.00%, 06/01/09 ............................................         3,537,861
    1,465,000      Jefferson County, PCR, Refunding, Arkansas Power and Light Co. Project,
                    6.30%, 06/01/18 ..........................................................         1,526,926
    2,600,000      Pope County, PCR, Refunding, Power and Light Co. Project, 6.30%, 12/01/16 .         2,695,316
                                                                                                   -------------
                                                                                                      11,187,545
                                                                                                   -------------
                   California  6.5%
                   Alhambra COP,
      410,000         Clubhouse Facility Project, 11.25%, 01/01/08 ...........................           424,235
      455,000         Clubhouse Facility Project, 11.25%, 01/01/09 ...........................           470,757
      500,000         Clubhouse Facility Project, 11.25%, 01/01/10 ...........................           517,315
    5,325,000      Burbank RDA, Refunding, Tax Allocation, Series A, 6.25%, 12/01/24 .........         5,192,408
    2,030,000      Butte County COP, Justice Facilities Project, 5.70%, 07/01/14 .............         1,942,243
    2,800,000      California Health Facilities, Financing Authority Revenue, Refunding, St. Francis
                    Medical Center, Series H, AMBAC Insured, 6.30%, 10/01/15 .................         2,909,256
    5,000,000      California HFA, HMR, Series F, MBIA Insured, 6.00%, 08/01/17 ..............         5,037,150
                   California State Educational Facilities Authority Revenue,
    3,580,000         National University, Connie Lee Insured, 6.00%, 05/01/09 ...............         3,698,176
    1,000,000         Pooled College and University Financing, Refunding, Series B, 5.70%,
                       06/01/01 ..............................................................         1,030,720
                   California State GO,
   10,000,000         FGIC Insured, 6.00%, 08/01/19 ..........................................        10,165,100
    3,070,000         Series 1994, 5.90%, 05/01/08 ...........................................         3,169,376
    7,000,000         Series 1994, 6.00%, 05/01/18 ...........................................         7,103,320
   12,500,000         Series 1994, FGIC Insured, 6.00%, 05/01/20 .............................        12,704,125
   11,750,000         Various Purposes, 5.90%, 04/01/23 ......................................        11,701,708
                   California State Public Works Board Lease Revenue,
    5,500,000         Series A, 5.75%, 09/01/21...............................................         5,433,890
    3,500,000         Various University of California Projects, Series A, 6.625%, 10/01/10 ..         3,726,030
    4,000,000         Various University of California Projects, Series A, 6.375%, 10/01/14 ..         4,137,960
    2,000,000         Various University of California Projects, Series A, 6.375%, 10/01/19 ..         2,060,880
                   California State Veterans, GO,
   33,195,000         Series B, 6.55%, 02/01/25 ..............................................        33,853,589
    1,000,000         Series BC, 6.00%, 02/01/10 .............................................         1,010,310
   14,750,000      California Statewide Communities Development Authority Revenue, COP,
                    Sutter Health Obligation Group, MBIA Insured, 6.00%, 08/15/25 ............        15,010,338

                   California (cont.)
  $ 8,250,000      Chino USD, COP, Refunding, FSA Insured, 5.90%, 09/01/15 ...................      $  8,291,003
    1,020,000      Coalinga Public Finance Authority Revenue, Series B, 6.25%, 09/15/07 ......         1,028,395
    1,000,000      Commerce, Refuse to Energy Authority Revenue, Refunding, Series 1994,
                    8.75%, 07/01/10 ..........................................................         1,138,350
    4,000,000      Eden Township Hospital, District Health Facilities Revenue, Refunding, COP,
                    Eden Hospital Health Services Corp., 5.75%, 07/01/12 .....................         3,862,520
                   Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Senior Lien,
   54,740,000         Series A, 6.50%, 01/01/32 ..............................................        54,945,275
    3,000,000         Series B, 5.00%, 01/01/35 ..............................................         2,413,470
                   Forty-Niner Shops, Inc., Auxiliary Organization,
    1,090,000         California State Long Beach Project, 6.875%, 04/01/07 ..................         1,139,028
    1,565,000         California State Long Beach Project, 6.875%, 04/01/12 ..................         1,625,002
    3,180,000      Los Angeles Community RDA, Housing Revenue, Refunding, Series A,
                    AMBAC Insured, 6.55%, 01/01/27 ...........................................         3,278,039
    3,000,000      Los Angeles County Transportation Commission Sales Tax Revenue,
                    Proposition C, Series A, MBIA Insured, 6.00%, 07/01/23 ...................         3,031,980
                    Los Angeles Department of Water and Power Electric Plant Revenue,
   14,925,000         Refunding, 6.40%, 11/01/31 .............................................        15,561,551
    3,000,000         Refunding, MBIA Insured, 6.00%, 02/01/28 ...............................         3,031,170
   10,500,000         Second Issue, MBIA Insured, 6.40%, 11/01/31 ............................        10,942,470
    8,100,000      Los Angeles GO, Series A, FGIC Insured, 6.20%, 09/01/14 ...................         8,314,893
    8,400,000      Los Angeles Regional Airport Improvements Corp., Lease Revenue, Refunding,
                    United Airlines, Inc. Project, 6.875%, 11/15/12 ..........................         8,664,432
   24,270,000      Madera County COP, Valley Children's Hospital, MBIA Insured, 5.75%, 03/15/28       23,779,261
   33,315,000      San Bernardino County COP, Medical Center Financing Project, Series A,
                    5.875%, 08/01/26 .........................................................        33,409,281
    7,080,000      San Francisco City and County RDAR, George Mascone Convention Center,
                    Lease Revenue, 6.75%, 07/01/24 ...........................................         7,643,568
   12,680,000      San Francisco City and County RDAR, Tax Allocation Redevelopment Project,
                    6.50%, 08/01/22 ..........................................................        13,120,884
   10,380,000      San Francisco City and County Sewer Revenue, Series A, FGIC Insured,
                    5.90%, 10/01/20 ..........................................................        10,464,493
                   San Joaquin Hills Transportation,
   18,795,000         Corridor Agency Toll Road Revenue, 7.00%, 01/01/30 .....................        19,538,906
   44,325,000         Corridor Agency Toll Road Revenue, 6.75%, 01/01/32 .....................        45,320,983
    5,000,000         Corridor Agency Toll Road Revenue, 5.00%, 01/01/33 .....................         4,058,650
    3,150,000      Santa Barbara County Revenue, COP, Refunding, Montecito Retirement, 5.80%,
                    04/01/18 .................................................................         3,024,032
   10,000,000      Southern California Public Power Authority, Southern Transmission Project
                    Revenue, Sub-Crossover Refunding, MBIA Insured, 5.75%, 07/01/21 ..........         9,945,900

                   California (cont.)
 $ 26,780,000      University of California Revenues, Research Facilities, Series B, 6.55%, 09/01/24 $27,653,831
    2,405,000      Windsor RDAR, Tax Allocation, Windsor Project, 7.00%, 09/01/24 ............         2,506,635
                                                                                                   -------------
                                                                                                     459,032,888
                                                                                                   -------------
                   Colorado  4.4%
                   Colorado HFA, GO,
    1,595,000         Series A, 7.50%, 05/01/29 ..............................................         1,683,602
    2,730,000         Series A, Pre-Refunded, 8.375%, 01/01/30 ...............................         3,013,975
                   Denver City and County, Airport System Revenue,
   11,200,000         Series A, 7.50%, 11/15/12 ..............................................        12,272,848
   16,645,000         Series A, 8.875%, 11/15/12 .............................................        19,557,043
    5,000,000         Series A, 8.00%, 11/15/17 ..............................................         5,297,950
   11,460,000         Series A, 7.75%, 11/15/21 ..............................................        12,506,986
    2,650,000         Series A, 7.25%, 11/15/23 ..............................................         2,813,823
   16,520,000         Series A, 7.50%, 11/15/23 ..............................................        18,009,939
   79,945,000         Series A, 8.50%, 11/15/23 ..............................................        90,672,020
   24,525,000         Series A, 7.25%, 11/15/25 ..............................................        26,380,807
    2,000,000         Series A, 8.00%, 11/15/25 ..............................................         2,211,620
   22,325,000         Series A, 8.00%, 11/15/25 ..............................................        24,683,860
   10,010,000         Series D, 7.00%, 11/15/25 ..............................................        10,286,176
   47,980,000      Denver City and County, Special Facilities Airport Revenue, United Airlines, Inc.
                    Project, Series A, 6.875%, 10/01/32 ......................................        48,725,129
    3,000,000      Garfield Pitkin and Eagle County, School District No. 1, MBIA Insured, 6.60%,
                    12/15/14 .................................................................         3,210,630
    6,730,000      Littleton IDR, Porter Memorial Hospital Medical Office Project, Series 1982,
                    Pre-Refunded, 8.00%, 02/01/12 ............................................         7,174,247
   16,500,000      Littleton MFR, Rental Housing, Riverpointe Project I, Series 1985, Mandatory
                    Put 10/01/96, 8.00%, 12/01/22 ............................................        16,576,395
    6,500,000      University of Colorado, Hospital Authority Revenue, Series A, AMBAC Insured,
                    6.40%, 11/15/22 ..........................................................         6,789,575
                                                                                                   -------------
                                                                                                     311,866,625
                                                                                                   -------------
                   Connecticut
    3,500,000      Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure,
                    Series B, FGIC Insured, 5.625%, 10/01/14 .................................         3,461,675
                                                                                                   -------------
                   Delaware
    1,160,000      Delaware State EDA Revenue, Refunding, Water Development, Wilmington,
                    Series B, 6.45%, 12/01/07 ................................................         1,265,896
    2,000,000      Delaware State Housing Authority, Refunding, MFMR, Series D, 6.75%, 07/01/06        2,137,800
                                                                                                   -------------
                                                                                                       3,403,696
                                                                                                   -------------
                   District of Columbia  .6%
  $ 6,500,000      District of Columbia GO, Series A, Pre-Refunded, 8.00%, 06/01/07...........      $  6,950,775
    6,110,000      District of Columbia HFA, MFHR, FHA Insured, Mayfair Mansions Apartments,
                    8.85%, 02/01/31 ..........................................................         6,411,162
                   District of Columbia HFA, MFHR, Refunding,
    1,870,000         FHA Insured, Series A, 7.10%, 09/01/12 .................................         1,962,079
    6,755,000         FHA Insured, Series A, 7.15%, 03/01/24 .................................         7,046,816
    4,640,000      District of Columbia Hospital Revenue, Washington Hospital Center Corp.,
                    Series A, Pre-Refunded, 9.00%, 01/01/08 ..................................         5,598,438
    5,685,000      District of Columbia Revenue, Association of American Medical Colleges,
                    7.50%, 02/15/20 ..........................................................         6,216,775
    5,265,000      District of Columbia Revenue, Catholic University of America, 6.45%,
                    10/01/23 .................................................................         5,507,769
                                                                                                   -------------
                                                                                                      39,693,814
                                                                                                   -------------
                   Florida  3.6%
                   Bay County Resource Recovery Revenue,
    2,100,000         Refunding, Series A, MBIA Insured, 6.50%, 07/01/07 .....................         2,315,460
   11,020,000         Refunding, Series B, MBIA Insured, 6.50%, 07/01/07 .....................        12,150,652
    2,620,000         Series 1984, Pre-Refunded, 8.00%, 07/01/12 .............................         2,793,418
   44,080,000      Broward County Resource Recovery Revenue, Broward Waste Energy Co.,
                    Limited Partnership, North Project, Series 1984, 7.95%, 12/01/08 .........        49,119,666
    3,800,000      Dunes Community Development District Revenue, Water and Sewer Project,
                    Pre-Refunded, 8.25%, 10/01/18 ............................................         4,281,346
   22,475,000      Florida State Board of Education Capital Outlay, Refunding, Public Education,
                    Series 1992, 6.40%, 06/01/19 .............................................        23,856,314
                   Florida State Department of General Services, Division of Facilities
                    Management Revenue,
   16,000,000         Florida Facilities Pool, Pre-Refunded, 7.75%, 09/01/16 .................        16,825,760
    2,000,000         Florida Facilities Pool, Pre-Refunded, 8.125%, 09/01/17 ................         2,246,640
    5,000,000         Refunding, Florida Facilities Pool, Series B, AMBAC Insured, 5.70%, 09/01/20     5,003,550
    7,125,000      Florida State Department of Transportation, Turnpike Revenue, Series A,
                    Pre-Refunded, 7.75%, 07/01/09 ............................................         8,083,811
   20,500,000      Hillsborough County Capital Improvement Program, Water and Wastewater
                    Facilities Revenue, BMTF, Mode A, Sub-Series 2, Pre-Refunded, 8.30%,
                    08/01/16 .................................................................        21,131,810
    4,075,000      Lakeland Retirement Community, First Mortgage Revenue, Carpenters Home
                    Estate Project, 9.50%, 09/01/06 ..........................................         4,098,635
    6,500,000      Manatee County IDR, Manatee Hospital and Health Systems, Inc., 9.25%,
                    03/01/21 .................................................................         8,060,520
    7,500,000      North Broward Hospital District Revenue, Pre-Refunded, 8.00%, 01/01/14 ....         7,774,350

                   Florida (cont.)
  $ 3,500,000      Okeechobee Utilities Systems Authority Revenue, Refunding, Acquisition and
                    Improvement, MBIA Insured, 5.60%, 10/01/25 ...............................      $  3,464,685
                   Orange County Health Facilities Authority Revenue,
    4,785,000         Pooled Hospital Loan Program, Series B, BIG Insured, 7.875%, 12/01/25...         5,082,436
    5,940,000         Refunding, Pooled Hospital Loan Program, Series 1985-A, FGIC Insured,
                       7.875%, 12/01/25 ......................................................         6,309,230
    2,500,000      Santa Rosa County Health Facilities Authority Revenue, Refunding, Gulf
                    Breeze Hospital, Inc., Pre-Refunded, 8.70%, 10/01/14 .....................         2,839,775
                   St. Augustine Water and Sewer Revenue, Refunding,
      840,000         Series A, MBIA Insured, 8.125%, 10/01/00 ...............................           915,449
      890,000         Series A, MBIA Insured, 8.125%, 10/01/01 ...............................           978,902
      940,000         Series A, MBIA Insured, 8.125%, 10/01/02 ...............................         1,042,084
    1,005,000         Series A, MBIA Insured, 8.125%, 10/01/03 ...............................         1,121,510
    1,065,000         Series A, MBIA Insured, 8.125%, 10/01/04 ...............................         1,190,926
    1,130,000         Series A, MBIA Insured, 8.125%, 10/01/05 ...............................         1,264,142
    1,200,000         Series A, MBIA Insured, 8.125%, 10/01/06 ...............................         1,341,120
    1,275,000         Series A, MBIA Insured, 8.125%, 10/01/07 ...............................         1,410,469
    1,355,000         Series A, MBIA Insured, 8.125%, 10/01/08 ...............................         1,487,993
    6,300,000         Series A, MBIA Insured, 8.125%, 10/01/12 ...............................         6,691,419
                   Tampa Capital Improvement Program Revenue,
   11,010,000         Series A, 8.25%, 10/01/18 ..............................................        11,914,802
   37,250,000         Series B, 8.375%, 10/01/18 .............................................        39,689,875
                                                                                                   -------------
                                                                                                     254,486,749
                                                                                                   -------------
                   Georgia   4.4%
                   Burke County Development Authority, PCR, Georgia Power Co., Plant
                    Vogle Project,
  105,000,000         Series 1984-1, MBIA Insured, 6.60%, 07/01/24 ...........................       109,558,050
    8,025,000         Series 1984-7, MBIA Insured, 6.625%, 10/01/24 ..........................         8,396,638
   14,500,000      Dekalb County Residential Care Facilities for the Elderly Authority Revenue,
                    Refunding, King's Bridge Retirement Center, Inc., 8.75%, 01/01/17 ........         4,350,000
                   Fulton County Development Authority, Special Facilities Revenue, Refunding,
    3,400,000         Delta Air Lines, Inc. Project, 6.85%, 11/01/07 .........................         3,593,766
    5,500,000         Delta Air Lines, Inc. Project, 6.95%, 11/01/12 .........................         5,781,105
    7,975,000      Gainsville and Hall County Hospital Authority Revenue, Anticipation Certificates,
                    Refunding, Northeast Georgia Healthcare Project, MBIA Insured, 6.00%,
                    10/01/25 .................................................................         8,103,398
                   Georgia Municipal Electric Authority Power Revenue,
   19,200,000         Series A, Pre-Refunded, 7.875%, 01/01/18 ...............................        19,705,344
   14,000,000         Series B, 6.375%, 01/01/16 .............................................        14,344,540

                   Georgia (cont.)
                   Georgia Municipal Electric Authority Power Revenue, (cont.)
  $ 6,325,000         Series EE, 6.40%, 01/01/23 .............................................      $  6,814,049
   26,000,000         Series EE, AMBAC Insured, 6.65%, 01/01/21 ..............................        26,906,880
   50,000,000         Series L, Pre-Refunded, 7.75%, 01/01/18 ................................        53,087,000
   18,500,000         Series O, 8.125%, 01/01/17 .............................................        20,160,560
    5,505,000      Georgia State HFAR, Homeownership Opportunity Program, Series C, 6.60%,
                    12/01/23 .................................................................         5,686,555
   16,000,000      Monroe County Development Authority, PCR, Georgia Power Co., Plant Scherer
                    Project, 8.375%, 07/01/17 ................................................        17,118,240
   10,000,000      Putnam County Development Authority, PCR, Refunding, Georgia Power Co.,
                    Plant Branch Project, 8.375%, 07/01/17 ...................................        10,728,000
                                                                                                   -------------
                                                                                                     314,334,125
                                                                                                   -------------
                   Hawaii  .5%
                   Hawaii State Airports System Revenue,
    1,000,000         FGIC Insured, 7.00%, 07/01/20 ..........................................         1,090,300
   12,000,000         Second Series, 7.00%, 07/01/07 .........................................        13,126,680
      500,000         Second Series, 6.90%, 07/01/12 .........................................           554,780
    2,830,000         Second Series, 7.00%, 07/01/18 .........................................         3,024,025
                   Hawaii State Department of Budget and Finance, Special Purposes Mortgage
                    Revenue,
      200,000         Hawaii Electric Light Co. Project, 7.20%, 12/01/14 .....................           213,946
    1,000,000         Hawaii Electric Light Co. Project, Series A, 7.35%, 01/01/20 ...........         1,074,530
      900,000         Kaiser Hospital, 6.25%, 03/01/21 .......................................           913,086
    1,000,000         Wahiawa General Hospital Project, 7.50%, 07/01/12 ......................         1,067,350
                   Hawaii State HFC, SFMR,
      230,000         Series A, 7.00%, 07/01/11 ..............................................           240,490
    3,350,000         Series A, 7.10%, 07/01/24 ..............................................         3,471,404
      360,000         Series B, 6.90%, 07/01/16 ..............................................           374,252
   11,880,000         Series B, 7.00%, 07/01/31 ..............................................        12,348,547
                   Honolulu City and County GO,
      415,000         Series A, 6.30%, 03/01/08 ..............................................           444,341
    1,000,000         Series A, 6.30%, 03/01/12 ..............................................         1,046,660
                                                                                                   -------------
                                                                                                      38,990,391
                                                                                                   -------------
                   Idaho  .1%
    2,260,000      Idaho Housing Agency, Refunding, Series D-1, 6.45%, 07/01/19 ..............         2,344,411
                   Idaho Housing Agency, SFMR,
    1,300,000         Senior Bond, Series B-1, FGIC Insured, 7.85%, 07/01/09 .................         1,377,194
    2,035,000         Senior Bond, Series B-1, FGIC Insured, 7.90%, 01/01/21 .................         2,123,909
                                                                                                   -------------
                                                                                                       5,845,514
                                                                                                   -------------
                   Illinois   5.2%
                   Bryant PCR, Refunding, Central Illinois Light Co. Project,
  $ 7,200,000         Series A, 6.50%, 02/01/18 ..............................................      $  7,617,528
    5,000,000         Series C, 6.50%, 01/01/10 ..............................................         5,365,200
   22,400,000      Chicago COP, AMBAC Insured, 7.75%, 07/15/11 ...............................        25,849,600
    7,000,000      Chicago Gas Supply Revenue, Refunding, The Peoples Gas Light, Series A,
                    6.10%, 06/01/25 ..........................................................         6,971,020
                   Chicago-O'Hare International Airport Revenue,
   11,720,000         Special Facility, American Airlines, Inc. Project, 8.20%, 12/01/24 .....        13,767,367
    4,300,000         Special Facility, United Airlines, Inc. Project, 8.45%, 05/01/07 .......         4,788,179
   12,305,000         Special Facility, United Airlines, Inc. Project, 8.50%, 05/01/18 .......        13,623,112
      480,000         Special Facility, United Airlines, Inc. Project, Series A, 8.40%, 05/01/18         522,768
   29,330,000         Special Facility, United Airlines, Inc. Project, Series C, 8.20%, 05/01/18      31,761,750
   10,000,000      Cook County, Orland Park School District No. 135, Refunding, FGIC Insured,
                    5.90%, 12/01/14 ..........................................................        10,128,700
                   Illinois Development Finance Authority, PCR,
    7,500,000         Commonwealth Edison Co. Project, Series 1991, 7.25%, 06/01/11 ..........         8,053,575
   15,200,000         Refunding, Central Illinois Public Services Co., Series A, 6.375%, 01/01/28     15,650,832
   25,960,000         Refunding, Illinois Power Co. Project, Series A, 7.375%, 07/01/21 ......        29,102,458
    6,000,000      Illinois Development Financial Authority Revenue, Refunding, Marriott
                    Retirement, Series A, 7.75%, 08/01/10 ....................................         6,466,920
    6,000,000      Illinois Educational Facilities Authority Revenue, Shedd Aquarium Society,
                    Series 1987-A, 8.625%, 07/01/17 ..........................................         6,458,400
    4,250,000      Illinois HDA, Homeowner Mortgage, Series A-1, 6.85%, 08/01/17 .............         4,520,343
                   Illinois HDA, MF Program,
   20,000,000         Lawndale Redevelopment Project, 7.10%, 12/01/34 ........................        21,009,000
   12,915,000         Refunding, Series A, 7.10%, 07/01/26 ...................................        13,542,411
   12,000,000         Series 1, 6.625%, 09/01/12 .............................................        12,450,360
    7,550,000         Series 1, 6.75%, 09/01/21 ..............................................         7,791,374
    2,265,000         Series C, 7.35%, 07/01/11 ..............................................         2,354,535
    7,065,000      Illinois HDA, RMR, Series B, 7.25%, 08/01/17 ..............................         7,501,405
    2,000,000      Illinois Health Facilities Authority Revenue, Edwards Hospital Project, 7.00%,
                    02/15/22 .................................................................         2,127,460
                   Illinois Health Facilities Authority Revenue, Refunding,
    3,650,000         Galesburg Cottage Hospital, Pre-Refunded, 9.625%, 05/01/11 .............         4,009,233
    9,345,000         Grant Hospital of Chicago, Series 1986, Pre-Refunded, 7.50%, 06/01/13 ..         9,870,376
    1,000,000         Servantcor, Series A, Pre-Refunded, 7.875%, 08/15/19 ...................         1,136,760
    3,000,000         Servantcor, Series B, Pre-Refunded, 7.875%, 08/15/19 ...................         3,410,280
    6,200,000         Westlake Community Hospital, 7.875%, 01/01/13 ..........................         6,544,162
    7,000,000      Illinois Health Facilities Authority Revenue, Refunding, South Surburban
                    Hospital, 7.00%, 02/15/18 ................................................         7,366,870
                   Illinois (cont.)
  $ 2,600,000      Illinois State COP, CGIC Insured, 6.875%, 07/01/07 ........................      $  2,874,586
    2,950,000      Illinois State Dedicated Tax Revenue, Civic Center, Series A, AMBAC Insured,
                    6.00%, 12/15/15 ..........................................................         2,975,547
    3,825,000      Lombard, Village of, Revenue, Refunding, Beacon Hill Project, 9.00%, 02/15/08       3,962,624
                   Metropolitan Pier and Exposition Authority, State Tax Revenue,
    7,760,000         Expansion, Project A, 6.50%, 06/15/22 ..................................         8,039,670
   26,115,000         Expansion, Project A, 6.50%, 06/15/27 ..................................        26,979,145
    4,350,000      Onterie Center HFC, Mortgage Revenue, Refunding, Series 1989-A, MBIA
                    Insured, 7.05%, 07/01/27 .................................................         4,592,034
    3,970,000      Regional Transportation Authority, Series A, AMBAC Insured, 6.125%, 06/01/22        4,028,637
                   Southwestern Illinois Development Authority,
    6,200,000         Anderson Hospital Project, Series A, 7.00%, 08/15/22 ...................         6,161,932
    1,825,000         IDR, Spectrulite Consortium, Inc. Project, 6.20%, 02/01/05 .............         1,893,638
    3,050,000         IDR, Spectrulite Consortium, Inc. Project, 6.625%, 02/01/10 ............         3,197,590
    3,030,000         Private Activity Revenue, Glenmark Recovery, 8.50%, 08/01/10 ...........         3,404,114
    5,500,000         Solid Waste Disposal Revenue, LaCede Steel Co., 8.375%, 08/01/08 .......         6,146,525
    5,390,000         Solid Waste Disposal Revenue, LaCede Steel Co., 8.50%, 08/01/20 ........         6,017,773
                                                                                                   -------------
                                                                                                     370,035,793
                                                                                                   -------------
                   Indiana  1.3%
                   Frankfort Middle School Building Corp.,
      605,000         First Mortgage Revenue, Pre-Refunded, 8.00%, 01/01/07 ..................           632,655
      660,000         First Mortgage Revenue, Pre-Refunded, 8.10%, 01/01/08 ..................           690,591
      720,000         First Mortgage Revenue, Pre-Refunded, 8.10%, 01/01/09 ..................           753,372
      785,000         First Mortgage Revenue, Pre-Refunded, 8.10%, 01/01/10 ..................           821,385
      860,000         First Mortgage Revenue, Pre-Refunded, 8.10%, 01/01/11 ..................           899,861
      935,000         First Mortgage Revenue, Pre-Refunded, 8.10%, 01/01/12 ..................           978,337
    2,355,000      Hammond PCR, Stauffer Chemical Project, Guaranteed by Imperial Chemical,
                    Plc., Series 1982, 8.00%, 11/01/12 .......................................         2,682,557
   17,000,000      Hammond Industrial Sewer and Solid Waste Disposal Revenue, American
                    Maize-Products Co. Project A, 8.00%, 12/01/24 ............................        18,719,380
                   Indiana Bond Bank, Special Program,
    6,000,000         Series 1986-A, 7.75%, 08/01/09 .........................................         6,159,660
    1,155,000         Series 1988-A, Pre-Refunded, 8.375%, 02/01/18 ..........................         1,232,628
    3,500,000      Indiana Health Facility Financing Authority, Hospital Revenue, Hancock
                    Memorial Hospital Project, Series 1990, 8.30%, 08/15/20 ..................         3,746,750
    3,240,000      Indiana State Educational Facilities Authority Revenue, Manchester College
                    Project, 6.85%, 10/01/18 .................................................         3,357,612
                   Indiana State Housing Financing Authority, SFMR,
    3,805,000         Refunding, Series A, 6.75%, 01/01/10 ...................................         3,958,684
   16,570,000         Refunding, Series A, 6.80%, 01/01/17 ...................................        17,181,764

                   Indiana (cont.)
                   Indianapolis Local Public Improvement,
  $ 4,625,000         Refunding, Series D, 6.50%, 02/01/22 ...................................      $  4,699,416
   13,075,000         Series D, 6.75%, 02/01/20 ..............................................        13,657,753
                   Indianapolis Resource Recovery Revenue, Ogden Martin System, Inc.,
    5,550,000         Series A, 7.90%, 12/01/08 ..............................................         5,842,985
    1,505,000         Series B, 7.90%, 12/01/08 ..............................................         1,584,449
    2,000,000      Muncies Edit Building Corp., First Mortgage, Series A, AMBAC Insured, 6.60%,
                    12/01/17 .................................................................         2,118,560
                                                                                                   -------------
                                                                                                      89,718,399
                                                                                                   -------------
                   Iowa  .1%
    2,500,000      Carroll Retirement Facility Revenue, Orchard View, Inc. Project, Pre-Refunded,
                    8.25%, 02/01/13 ..........................................................         2,757,150
    4,200,000      Woodbury County Health Systems Revenue, Refunding, St. Lukes Obligated
                    Group, Series A, MBIA Insured, 5.50%, 09/01/12 ...........................         4,082,946
                                                                                                   -------------
                                                                                                       6,840,096
                                                                                                   -------------
                   Kansas  .4%
                   Merriam Hospital Revenue,
    5,815,000         Shawnee Medical Center, Inc. Project A, 7.25%, 09/01/11 ................         6,223,039
   15,215,000         Shawnee Medical Center, Inc. Project A, 7.25%, 09/01/21 ................        16,182,370
    1,560,000         Shawnee Medical Center, Inc. Project B, 7.25%, 09/01/11 ................         1,669,465
    3,580,000         Shawnee Medical Center, Inc. Project B, 7.25%, 09/01/21 ................         3,807,616
                                                                                                   -------------
                                                                                                      27,882,490
                                                                                                   -------------
                   Kentucky  2.1%
    3,900,000      Ashland PCR, Refunding, Ashland Oil, Inc. Project, 6.65%, 08/01/09 ........         4,116,177
    8,405,000      Christian County Hospital Revenue, Refunding, Jennie Stuart Medical Center
                    Project, 7.625%, 04/01/10 ................................................         8,714,472
   10,000,000      Henderson County Solid Waste Disposal Revenue, MacMillan Bloedel Project,
                    7.00%, 03/01/25 ..........................................................        10,452,300
    4,985,000      Jefferson County MFHR, Watterson Park Apartments Project, Series A, 6.35%,
                    11/15/11 .................................................................         5,073,583
                   Kenton County Airport Board, Airport Revenue, Special Facilities,
   20,000,000         Delta Air Lines, Inc., 7.80%, 12/01/15 .................................        21,432,800
   10,000,000         Delta Air Lines, Inc., Project A, 7.50%, 02/01/20 ......................        10,648,700
    9,330,000         Delta Air Lines, Inc., Project A, 7.125%, 02/01/21 .....................         9,714,396
    3,350,000         Delta Air Lines, Inc., Project B, 7.25%, 02/01/22 ......................         3,542,927
                   Kentucky Housing Corp., Housing Revenue,
    1,950,000         Series A, 6.70%, 07/01/17 ..............................................         2,030,262
    4,910,000         Series B, 6.625%, 07/01/14 .............................................         5,121,130

                   Kentucky (cont.)
   $  700,000      Kentucky State Development Financial Authority, Hospital Revenue, Claire
                    Medical Center Project, Pre-Refunded, 7.125%, 09/01/21 ...................         $ 794,353
    4,500,000      Kentucky State Property and Buildings Commission Revenue, Project No. 48,
                    Pre-Refunded, 8.00%, 08/01/08 ............................................         5,014,980
                   Mount Sterling Lease Revenue, Kentucky League Cities,
   20,375,000         Series A, 6.10%, 03/01/08 ..............................................        21,120,318
   11,765,000         Series A, 6.20%, 03/01/18 ..............................................        11,838,178
   27,160,000      Pendleton County, Multi-County Lease Revenue, Kentucky Association
                    Counties Leasing Trust, Series A, 6.50%, 03/01/19 ........................        27,535,623
                                                                                                   -------------
                                                                                                     147,150,199
                                                                                                   -------------
                   Louisiana  2.2%
    2,000,000      Bastrop PCR, Refunding, International Paper Co. Project, 6.90%, 03/01/07 ..         2,179,460
   14,285,000      Calcasieu Parish, IDB, PCR, Refunding, Gulf States Utilities Co. Project,
                    6.75%, 10/01/12 ..........................................................        14,508,846
                   Calcasieu Parish, Memorial Hospital Service District Revenue,
    4,310,000         Lake Charles Parish Memorial Hospital Project, Series A, CGIC Insured,
                       6.375%, 12/01/12 ......................................................         4,619,760
    5,530,000         Lake Charles Parish Memorial Hospital Project, Series A, CGIC Insured,
                       6.50%, 12/01/18 .......................................................         5,996,456
    3,145,000         Lake Charles Parish Memorial Hospital Project, Series A, CGIC Insured,
                       6.65%, 12/01/21 .......................................................         3,324,580
                   Calcasieu Parish, Public Transportation Authority Mortgage Revenue, Refunding,
    4,580,000         Series 1991-A, 7.75%, 06/01/12 .........................................         4,901,837
      630,000         Series 1992-B, 6.375%, 11/01/02 ........................................           662,017
      845,000         Series 1992-B, 6.875%, 11/01/12 ........................................           876,434
    2,500,000      De Soto Parish, Environmental Improvement Revenue, International Paper Co.
                    Project, Series A, 7.70%, 11/01/18 .......................................         2,859,150
    2,365,000      Denham Spring-Livingston HFA, 6.80%, 02/01/21 .............................         2,437,771
                   East Baton Rouge Mortgage Financing Authority, SFM,
    6,800,000         MBS, Series A, 6.80%, 10/01/28 .........................................         7,026,916
    3,670,000         Series C, 7.00%, 04/01/32 ..............................................         3,842,784
    5,570,000         Series D, 7.10%, 04/01/32 ..............................................         5,801,768
                   Lafayette Public Trust Finance Authority, SFMR,
    2,333,604         Refunding, Series 1990-A, 8.50%, 11/15/12 ..............................         2,504,587
    5,830,000         Series 1995, 6.875%, 02/01/27 ..........................................         6,006,358
    2,250,000      Louisiana HFA, HMR, Refunding, 7.375%, 09/01/13 ...........................         2,322,293
    3,400,000      Louisiana Office Facility Corp., Capital Facility Bonds Statewide Lease, 7.75%,
                    12/01/10 .................................................................         3,781,344

                   Louisiana (cont.)
  $ 3,500,000      Louisiana Public Facilities Authority Revenue, Refunding, Series B, Alton
                    Ochsner Medical Foundation Project, MBIA Insured, 6.50%, 05/15/22 ........      $  3,658,165
                   New Orleans GO,
   10,275,000         Refunding, AMBAC Insured, 6.125%, 10/01/16 .............................        10,625,480
    8,050,000         Refunding, AMBAC Insured, 6.20%, 10/01/21 ..............................         8,307,117
    2,200,000      Pointe Coupee Parish PCR, Refunding, Gulf States Utilities Co. Project, 6.70%,
                    03/01/13 .................................................................         2,231,262
    4,000,000      Quachita Parish, Hospital Service District No. 1 Revenue, Glenwood Regional
                    Medical Center, 7.50%, 07/01/21 ..........................................         4,285,360
    1,900,000      St. James' Parish, COP, Pre-Refunded, 7.50%, 07/01/10 .....................         1,943,434
                   West Feliciana Parish PCR,
    2,000,000         Gulf Systems Utilities Co. Project, 7.70%, 12/01/14 ....................         2,175,260
    3,050,000         Gulf Systems Utilities Co. Project, 7.00%, 11/01/15 ....................         3,163,064
   41,050,000         Gulf Systems Utilities Co. Project, 8.00%, 12/01/24 ....................        44,251,490
                                                                                                   -------------
                                                                                                     154,292,993
                                                                                                   -------------
                   Maine  1.2%
    5,000,000      Bucksport Solid Waste Disposal Revenue, Champion International Corp.
                    Project, 6.25%, 05/01/10 .................................................         5,102,200
   29,300,000      Financial Authority Solid Waste Recycling Facilities Revenue, Great Northern
                    Paper Co., Bowater Project, 7.75%, 10/01/22 ..............................        31,995,600
                   Maine State Health and Higher Education Facilities Authority Revenue,
    2,445,000         Series B, FSA Insured, 7.00%, 07/01/24 .................................         2,687,911
    3,400,000         Series D, FSA Insured, 5.70%, 07/01/13 .................................         3,377,254
                   Maine State Housing Authority, Mortgage Purchase,
    2,500,000         Series A-5, 6.20%, 11/15/16 ............................................         2,521,375
    3,700,000         Series C, 6.55%, 11/15/12 ..............................................         3,861,838
    3,500,000         Series C, 6.65%, 11/15/24 ..............................................         3,640,630
    3,540,000         Series D, 6.45%, 11/15/07 ..............................................         3,620,429
    5,800,000         Series D, 6.70%, 11/15/15 ..............................................         6,139,126
    4,800,000      Rumford PCR, Refunding, Boise Cascade Corp. Project, 6.625%, 07/01/20 .....         4,930,896
    4,500,000      Skowhegan, PCR, Refunding, Scott Paper Co. Project, Series B, 8.10%,
                    10/01/15 .................................................................         5,022,855
   10,000,000      Skowhegan, Solid Waste Disposal Revenue, S.D. Warren Co. Project,
                    Series A, 8.40%, 10/01/15 ................................................        11,174,700
                                                                                                   -------------
                                                                                                      84,074,814
                                                                                                   -------------
                   Maryland  2.0%
                   Gaithersburg Hospital Facilities Improvement Revenue,
   10,110,000         Refunding & Improvement, Shady Grove Hospital, FSA Insured, 6.00%,
                       09/01/21 ..............................................................        10,332,420

                   Maryland (cont.)
                   Gaithersburg Hospital Facilities Improvement Revenue, (cont.)
 $ 43,225,000         Shady Grove Hospital, Series A, Pre-Refunded, 8.25%, 09/01/21 ..........     $  51,795,221
                   Maryland State Community Development Administration, Department of
                    Housing and Community Development,
    5,810,000         MFHR, Insured Mortgage, Series G, 6.55%, 05/15/19 ......................         5,981,744
    1,000,000         SF, 7.25%, 04/01/27 ....................................................         1,051,260
    4,900,000      Maryland State Health and Higher Educational Facilities Authority Revenue,
                    Hartford Memorial Hospital and Fallston General Hospital, 8.50%, 07/01/14          5,175,086
    6,500,000      Montgomery County, Housing Opportunity Community, SFMR, Refunding,
                    Series B, 6.625%, 07/01/28 ...............................................         6,677,840
                   Tokoma Park Hospital Facilities Revenue, Refunding, Washington Adventist
                    Hospital,
   20,125,000         Series A, Sub-Series 1, 8.25%, 09/01/21 ................................        21,829,990
   10,930,000         Series A, Sub-Series 1, Pre-Refunded, 8.25%, 09/01/21 ..................        13,128,242
   23,210,000         Series A, Sub-Series 2, Pre-Refunded, 8.25%, 09/01/21 ..................        27,811,847
                                                                                                   -------------
                                                                                                     143,783,650
                                                                                                   -------------
                   Massachusetts  3.0%
   10,900,000      Agawam Resource Recovery Revenue, Springfield Resource Recovery Project,
                    Series 1986, 8.50%, 12/01/08 .............................................        11,573,729
    3,915,000      Lowell GO, Pre-Refunded, 7.625%, 02/15/10 .................................         4,577,066
    2,310,000      Massachusetts Health and Educational Facilities Authority Revenue, Notre
                    Dame Health Care Center, Series A, 7.875%, 10/01/22 ......................         2,406,789
    7,500,000      Massachusetts State Bay Transportation Authority, General Transportation
                    System, Series B, Pre-Refunded, 7.80%, 03/01/10 ..........................         8,778,525
                   Massachusetts State Consolidated Loan,
    7,500,000         Series A, 7.50%, 06/01/04 ..............................................         8,956,350
    5,000,000         Series D, 7.00%, 07/01/07 ..............................................         5,570,800
   21,720,000      Massachusetts State Dedicated Income Tax, Fiscal Recovery Loan, Series A,
                    7.875%, 06/01/97 .........................................................        23,013,860
    5,900,000      Massachusetts State GO, Refunding, Series B, 6.50%, 08/01/08 ..............         6,613,487
                   Massachusetts State Health and Educational Facilities Authority Revenue,
    9,020,000         Framingham Union Hospital, Series B, Pre-Refunded, 8.50%, 07/01/20 .....        10,675,982
    1,100,000         Melrose-Wakefield Hospital, Series B, Refunding, 6.35%, 07/01/06 .......         1,150,523
    4,680,000         St. Elizabeth's Hospital of Boston, Series B, FHA Mortgage Insured, FGIC
                       Insured, Pre-Refunded, 7.75%, 08/01/27 ................................         5,055,617
    1,000,000         Sisters Providence Health System, Series A, 6.50%, 11/15/08 ............         1,040,810
   12,050,000         Sisters Providence Health System, Series A, 6.625%, 11/15/22 ...........        11,922,511
    5,250,000      Massachusetts State HFA, HDA, Series D, FGIC Insured, 6.875%, 11/15/21 ....         5,538,803

                   Massachusetts (cont.)
                   Massachusetts State HFA, Housing Projects, Refunding,
 $ 25,635,000         Series A, 6.30%, 10/01/13 ..............................................     $  25,941,338
   25,350,000        aSeries A, 6.375%, 04/01/21 .............................................        25,517,310
                   Massachusetts State HFA, Housing Revenue,
    6,250,000        aSF, Series 41, 6.30%, 12/01/14 .........................................         6,367,875
    5,750,000        aSF, Series 41, 6.35%, 06/01/17 .........................................         5,858,158
    2,410,000      Massachusetts State HFAR, SFMR, Series G, 8.10%, 12/01/14 .................         2,538,790
                   Massachusetts State Housing Facilities Authority,
      250,000         Series C, FGIC Insured, 6.875%, 11/15/11 ...............................           268,018
    9,715,000         Series C, FGIC Insured, 6.90%, 11/15/21 ................................        10,265,452
      250,000         Series D, FGIC Insured, 6.80%, 11/15/12 ................................           265,940
    6,000,000      Massachusetts State Industrial Finance Agency, First Mortgage Revenue,
                    Brookhaven at Lexington Retirement Project, Pre-Refunded, 10.25%, 01/01/18         6,906,300
    3,000,000      Massachusetts State Water Resources Authority, Series A, MBIA Insured,
                    5.75%, 12/01/21 ..........................................................         2,959,950
                   Plymouth County COP,
   10,000,000         Series A, 7.00%, 04/01/12 ..............................................        10,892,900
    5,000,000         Series A, 7.00%, 04/01/22 ..............................................         5,413,550
                                                                                                   -------------
                                                                                                     210,070,433
                                                                                                   -------------
                   Michigan  1.9%
    2,000,000      Battle Creek, Tax Increment Finance Authority, 7.40%, 05/01/16 ............         2,216,900
    2,445,000      Climax-Scotts, Community Schools, 6.35%, 05/01/23 .........................         2,534,022
    2,250,000      Detroit GO, Self-Insurance, Series A, 5.70%, 05/01/02 .....................         2,240,348
                   Detroit GO,
    7,265,000         Refunding, Series B, 6.375%, 04/01/06 ..................................         7,507,288
      625,000         Refunding, Series B, 6.25%, 04/01/09 ...................................           633,094
    4,550,000         Series A, 6.70%, 04/01/10 ..............................................         4,762,121
    4,960,000      Detroit GO, Unlimited Tax, Series A, Pre-Refunded, 7.875%, 04/01/08 .......         5,487,496
    4,000,000      Detroit Water Supply System Revenue, Second Lien, Series A, MBIA Insured,
                    5.50%, 07/01/25 ..........................................................         3,852,600
                   Greater Detroit Resource Recovery Authority Revenue,
   13,205,000         Series A, 9.25%, 12/13/08 ..............................................        13,654,234
    5,000,000         Series B, 9.25%, 12/13/08 ..............................................         5,170,100
   22,250,000         Series C, 9.25%, 12/13/08 ..............................................        23,006,945
    4,590,000         Series E, 9.25%, 12/13/08 ..............................................         4,746,152
    1,055,000         Series G, 8.25%, 12/13/96 ..............................................         1,082,314
    7,200,000         Series G, 9.25%, 12/13/08 ..............................................         7,444,944
    5,980,000         Series H, 9.25%, 12/13/08  .............................................         6,183,440

                   Michigan (cont.)
                   Michigan State HDA,
  $ 2,500,000         Limited Obligation Revenue, Fraser Woods Project, FSA Insured, 6.625%,
                       09/15/19 ..............................................................      $  2,599,725
    5,000,000         Rental Housing Revenue, Refunding, Series A, 6.60%, 04/01/12 ...........         5,138,400
                   Michigan State HFA, SFMR,
    2,000,000         Series A, 6.45%, 12/01/14 ..............................................         2,068,020
    3,055,000         Series A, 6.875%, 06/01/23 .............................................         3,182,119
                   Michigan State Hospital Finance Authority Revenue,
    8,450,000         McLaren Obligated Group, Series A, Pre-Refunded, 7.50%, 09/15/21 .......         9,873,825
    5,000,000         Sisters of Mercy Hospital, Series 1991, Pre-Refunded, 7.375%, 02/15/11 .         5,735,050
    9,420,000      Monroe County PCR, Detroit Edison Co. Project, Series 1985-A, 10.50%,
                    12/01/16 .................................................................         9,749,794
    5,600,000    a St. John's Public School District GO, 5.75%, 05/01/25 .....................         5,560,632
                                                                                                   -------------
                                                                                                     134,429,563
                                                                                                   -------------
                   Minnesota  2.7%
                   Bloomington Port Authority, Tax Increment Revenue,
    1,020,000         Stadium Site Redevelopment Project, Pre-Refunded, 8.25%, 02/01/97 ......         1,051,059
    1,255,000         Stadium Site Redevelopment Project, Pre-Refunded, 8.25%, 02/01/98 ......         1,293,215
    1,515,000         Stadium Site Redevelopment Project, Pre-Refunded, 8.25%, 02/01/99 ......         1,561,132
    1,800,000         Stadium Site Redevelopment Project, Pre-Refunded, 8.25%, 02/01/00 ......         1,854,810
    2,115,000         Stadium Site Redevelopment Project, Pre-Refunded, 8.25%, 02/01/01 ......         2,179,402
   41,800,000         Stadium Site Redevelopment Project, Pre-Refunded, 8.55%, 02/01/09 ......        43,102,906
                   Dakota County Housing, RDA, Limited Annual Appropriation Tax and Revenue,
      515,000         Development Housing Facilities Project, 7.25%, 01/01/97 ................           520,675
      555,000         Development Housing Facilities Project, 7.25%, 01/01/98 ................           564,424
      600,000         Development Housing Facilities Project, 7.25%, 01/01/99 ................           611,910
      645,000         Development Housing Facilities Project, 7.25%, 01/01/00 ................           659,016
      695,000         Development Housing Facilities Project, 7.25%, 01/01/01 ................           710,144
    3,930,000         Development Housing Facilities Project, 7.50%, 01/01/06 ................         4,029,743
    2,580,000         Development Housing Facilities Project, 8.00%, 01/01/07 ................         2,685,238
    6,845,000      Duluth Commercial Development Revenue, Duluth Radisson Hotel Project,
                    10.75%, 12/01/14 .........................................................         6,996,891
    5,870,000      Minneapolis CDA, Commercial Development Revenue, WNB & Co. Project,
                    8.50%, 12/01/15 ..........................................................         5,877,044
                   Minneapolis CDA, Commercial Supported Development Revenue, Refunding,
    2,500,000         Limited Tax, Series 1987-3, 8.625%, 12/01/27 ...........................         2,648,750
    1,000,000         Series 1987-1, 8.625%, 12/01/12 ........................................         1,059,500
                   Minneapolis CDA and St. Paul Housing RDA,
        5,000         Homeownership Mortgage Revenue, Joint Housing Program, FGIC Insured,
                       9.875%, 12/01/15 ......................................................             5,103
                   Minnesota (cont.)
                   Minneapolis CDA and St. Paul Housing RDA, (cont.)
  $ 8,189,000         Homeownership Mortgage Revenue, Joint Housing Program, Phase II,
                       FGIC Insured, 7.875%, 07/01/17 ........................................      $  8,409,038
                   Minnesota State HFA, SFM,
    1,250,000         Refunding, Series B, 6.25%, 08/01/22 ...................................         1,261,413
    3,825,000         Series D-1, 6.45%, 07/01/11 ............................................         4,007,682
    1,520,000         Series D-1, 6.50%, 01/01/17 ............................................         1,576,058
    6,500,000         Series D-1, 6.80%, 07/01/25 ............................................         6,907,030
    2,580,000         Series F, 6.30%, 07/01/25 ..............................................         2,634,051
   11,500,000      Minnetonka MFR, Rental Housing, Ridgepointe Housing Project, Phase II,
                    Mandatory Put 10/01/96, 8.00%, 05/15/22 ..................................        11,505,750
    1,500,000      Red Wing Housing, RDA, Jordan Tower II Project, 7.00%, 01/01/19 ...........         1,571,865
   14,275,000      Roseville MFR, Rental Housing, Rosepointe No. 1 Project, Mandatory Put
                    10/01/96, 8.00%, 10/01/18 ................................................        14,440,305
    6,000,000      St. Louis Park EDA, Tax Increment Revenue, Refunding, FGIC Insured,
                    Pre-Refunded, 8.40%, 09/01/09 ............................................         7,252,260
                   St. Paul Port Authority,
    4,125,000         Energy Park, Tax Increment Revenue, Refunding, Pre-Refunded, 8.00%,
                       12/01/07 ..............................................................         4,641,698
      370,000         Housing and Redevelopment, MFR Rental Housing, Series B, 7.00%,
                       09/01/97 ..............................................................           111,000
      980,000         Housing and Redevelopment, MFR Rental Housing, Series B, 7.25%,
                       09/01/01 ..............................................................           294,000
   14,835,000         Housing and Redevelopment, MFR Rental Housing, Series B, 7.50%,
                       09/01/22 ..............................................................         4,450,500
    2,445,000         IDR, Bandana Square, Series 1989-C, 7.70%, 12/01/07 ....................         1,858,200
    3,465,000         IDR, Bandana Square, Series 1989-C, 7.80%, 12/01/12 ....................         2,633,400
      415,000         IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/97 .............           411,701
      445,000         IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/98 .............           439,838
      480,000         IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/99 .............           472,805
      515,000         IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/00 .............           505,668
      550,000         IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/01 .............           538,445
      595,000         IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/02 .............           580,904
      640,000         IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/03 .............           623,251
      685,000         IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/04 .............           665,505
      740,000         IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/05 .............           717,371
      795,000         IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/06 .............           769,131
      855,000         IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/07 .............           825,631
      915,000         IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/08 .............           882,033
      670,000         IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/09 .............           644,821
                   Minnesota (cont.)
                   St. Paul Port Authority, (cont.)
  $ 2,010,000         IDR, Refunding, Common Bond Fund, 8.00%, 12/01/12 ......................      $  1,688,400
    2,000,000         IDR, Series 1990-C, 7.95%, 09/01/10 ....................................         1,700,000
    9,750,000      Southern Minnesota Municipal Power Agency, Supply System Revenue,
                    Series A, Pre-Refunded, 8.125%, 01/01/18 .................................        10,725,000
                   Washington County Housing RDA,
    3,000,000         Housing Development Revenue, Orleans Apartments, Project A, 8.25%,
                       07/01/21 ..............................................................         3,037,200
    5,210,000         Housing Development Revenue, Raymie Johnson Apartments,
                       Pre-Refunded, 7.70%, 12/01/19 .........................................         6,151,864
   10,000,000         Pooled Housing and Redevelopment, 7.20%, 01/01/22 ......................        10,448,200
                                                                                                   -------------
                                                                                                     192,792,980
                                                                                                   -------------
                   Mississippi  .2%
    5,700,000      Claiborne County, PCR, Refunding, Systems Energy Resources, Inc., 7.30%,
                    05/01/25 .................................................................         5,969,097
    2,345,000      Mississippi Home Corp., SFR, Refunding, Senior Series A, FGIC Insured,
                    9.25%, 03/01/12 ..........................................................         2,555,534
    2,490,000      Mississippi State Educational Facilities Authority Revenue, Private Nonprofit
                    Institutions of Higher Learning, Tougaloo College Project, Series A, 6.50%,
                     06/01/18                                                                          2,472,346
                                                                                                   -------------
                                                                                                      10,996,977
                                                                                                   -------------
                   Missouri  1.0%
   10,000,000      Kansas City School District Building Corp., Leasehold Revenue, Capital
                    Improvement Project, Series A, FGIC Insured, Pre-Refunded, 7.90%, 02/01/08        10,999,900
    1,560,000      Marion County Nursing Home District Revenue, Refunding, Pre-Refunded,
                    9.00%, 08/01/03 ..........................................................         1,700,634
                   Missouri State Health and Educational Facilities Authority Revenue,
    5,000,000         Series B, MBIA Insured, 6.25%, 02/15/12 ................................         5,226,000
    3,750,000         Sisters of St. Mary's Health Care Project, BIG Insured, Pre-Refunded,
                       7.75%, 06/01/16 .......................................................         4,148,963
                   Moberly IDA, Hospital Revenue, Refunding, Moberly Regional Medical Center,
                    Inc., Project,
    4,625,000         Pre-Refunded, 8.625%, 03/01/02 .........................................         4,985,935
    8,955,000         Pre-Refunded, 8.75%, 03/01/16 ..........................................        10,066,942
    1,505,000         Pre-Refunded, 8.75%, 03/01/16 ..........................................         1,639,652
    5,005,000      Newton County IDA, Hospital Revenue, Refunding, Sale Hospital, Inc. Project,
                    Pre-Refunded, 9.00%, 01/01/05 ............................................         5,499,644

                   Missouri (cont.)
 $ 16,250,000      St. Louis County IDA, Health Facilities Revenue, Refunding & Improvement,
                    First Mortgage, Normandy Osteopathic Hospitals Project, 9.125%, 08/01/13 .     $  17,160,163
    6,000,000      St. Louis Parking Facilities Revenue, 6.625%, 12/15/21 ....................         6,272,700
    3,600,000      West Plains, IDA Hospital Revenue, Ozarks Medical Center Project, Series A,
                    8.625%, 09/15/20 .........................................................         3,912,048
                                                                                                   -------------
                                                                                                      71,612,581
                                                                                                   -------------
                   Montana  .4%
   10,000,000      Forsyth County, PCR, Puget Sound Power and Light Co. Project, AMBAC
                    Insured, 6.80%, 03/01/22 .................................................        10,771,900
    3,250,000      Forsyth PCR, Refunding, The Montana Power Co., Colstrip Project, Series A,
                    6.125%, 05/01/23 .........................................................         3,265,048
                   Montana State Board Housing, Refunding, SF Program,
    2,835,000         Series A, 6.50%, 12/01/22 ..............................................         2,891,190
    6,800,000         Series B-1, 6.25%, 12/01/21 ............................................         6,944,160
    2,000,000      Montana State Health Facilities Authority Revenue, Montana Developmental
                    Center Project, 6.40%, 06/01/16 ..........................................         2,080,920
                                                                                                   -------------
                                                                                                      25,953,218
                                                                                                   -------------
                   Nebraska  .1%
    6,400,000      Nebraska Investment Financial Authority, 7.00%, 11/01/09 ..................         6,761,088
                                                                                                   -------------
                   Nevada  3.5%
    2,000,000      Churchill County Health Care Facilities Revenue, Western Health Network,
                    Series A, MBIA Insured, 6.25%, 01/01/14 ..................................         2,066,620
   17,500,000      Clark County Airport System Improvement Revenue, 8.25%, 07/01/15 ..........        18,909,275
    5,120,000      Clark County HFC, MFHR, FHA Insured, 7.75%, 07/01/23 ......................         5,282,509
                   Clark County IDR,
   12,500,000         Refunding, Nevada Power Co. Project, Series C, 7.20%, 10/01/22 .........        13,248,500
   18,080,000         Southwest Gas Corp., Series A, 7.30%, 09/01/27 .........................        19,074,942
   62,470,000         Southwest Gas Corp., Series B, 7.50%, 09/01/32 .........................        65,878,988
    4,500,000      Humboldt County PCR, Refunding, Sierra Pacific Power Co., Series A,
                    AMBAC Insured, 6.30%, 07/01/22 ...........................................         4,636,890
    5,405,000      Nevada Housing Division, Multi-Unit Housing Revenue, Issue B, 6.55%, 10/01/25
5,580,663
    8,210,000      Nevada Housing Division, Refunding, Issue C-2, 6.75%, 10/01/26 ............         8,400,226
                   Nevada Housing Division, SF Program,
    3,795,000         Issue 1988-A, FI/GML, 8.30%, 10/01/19 ..................................         3,986,040
    3,760,000         Issue 1988 A2, FI/GML, 8.375%, 10/01/19 ................................         3,979,546
    3,900,000         Refunding, Program A-1, 6.25%, 10/01/26 ................................         3,923,400
                   Nevada State Colorado River,
    4,790,000         Series 1994, 6.50%, 07/01/19 ...........................................         5,067,916

                   Nevada (cont.)
                   Nevada State Colorado River, (cont.)
 $ 15,915,000         Series 1994, 6.50%, 07/01/24 ...........................................     $  16,782,686
   31,345,000         Series 1994, 5.50%, 07/01/27 ...........................................        29,855,486
   10,275,000      Nevada State Municipal Bond Bank Project No. 40-41-A, ETM 02/01/10,
                    6.375%, 12/01/17 .........................................................        11,415,628
                   Reno RDA, Tax Allocation, Downtown Redevelopment Project,
    2,695,000         Series C, 7.75%, 09/01/05 ..............................................         2,982,934
    8,290,000         Series D, 7.625%, 09/01/16 .............................................         8,863,005
    5,000,000      Washoe County Gas and Water Facilities Revenue, Refunding, AMBAC
                    Insured, 6.30%, 12/01/14 .................................................         5,172,100
                   Washoe County Hospital Facility Revenue, Washoe Medical Center, Inc. Project,
    9,295,000         Series A, AMBAC Insured, 6.25%, 06/01/13 ...............................         9,614,283
    5,250,000         Series A, Pre-Refunded, 7.50%, 06/01/16 ................................         5,459,370
                                                                                                   -------------
                                                                                                     250,181,007
                                                                                                   -------------
                   New Hampshire  1.8%
                   New Hampshire Higher Education and Health Facilities Authority Revenue,
    9,730,000         Kendal at Hanover Project, 8.00%, 10/01/19 .............................         9,983,369
    2,300,000         St. Joseph Hospital, 7.50%, 01/01/16 ...................................         2,442,646
                   New Hampshire State HFA,
    4,920,000         MFHR, Series 1, 7.10%, 01/01/14 ........................................         5,140,514
    4,635,000         SF Residential, Series A, 8.50%, 07/01/14 ..............................         4,894,143
    7,070,000         SFMR, Series E, 6.75%, 07/01/19 ........................................         7,304,229
    5,295,000         SFMR, Series E, 6.80%, 07/01/25 ........................................         5,470,000
                   New Hampshire State IDA,
   12,480,000         PCR, New England Power Co., 7.80%, 04/01/16 ............................        12,885,974
    6,870,000         Pollution Control Public Service Co., Project A, 7.65%, 05/01/21 .......         7,316,962
   50,690,000         Pollution Control Public Service Co., Project B, 7.50%, 05/01/21 .......        54,004,112
    7,450,000         Pollution Control Public Service Co., Project C, 7.65%, 05/01/21 .......         7,934,697
    1,820,000         Resource Recovery Revenue, SES Concord Co. Project, 8.15%, 01/01/00 ....         1,949,930
    5,000,000         Resource Recovery Revenue, SES Concord Co. Project, 8.50%, 01/01/09 ....         5,379,400
                                                                                                   -------------
                                                                                                     124,705,976
                                                                                                   -------------
                   New Jersey  .2%
    4,425,000      New Jersey EDA, First Mortgage Gross Revenue, Mega Care, Inc. Project,
                    Pre-Refunded, 8.625%, 08/01/07 ...........................................         4,842,322
                   New Jersey Health Care Facilities, Financing Authority Revenue,
    3,975,000         Cathedral Health Service, 7.25%, 02/15/21 ..............................         4,303,693
      900,000         Community Memorial Hospital Association, Series C, 8.00%, 07/01/14 .....           985,257
    4,150,000         Zurbrugg Memorial Hospital Issue, Series C, 8.50%, 07/01/12 ............         4,334,011
                                                                                                   -------------
                                                                                                      14,465,283
                                                                                                   -------------
                   New Mexico  1.7%
  $ 5,000,000      Albuquerque Airport Revenue, Series A, Pre-Refunded, 9.25%, 07/01/19 ......      $  5,480,750
   10,435,000      Farmington PCR, Refunding, Public Service Co. of New Mexico, Series A,
                    AMBAC Insured, 6.375%, 12/15/22 ..........................................        10,906,871
                   Las Cruces Revenue,
    2,500,000        aMBIA Insured, 5.50%, 12/01/11 ..........................................         2,442,525
    1,250,000        aMBIA Insured, 5.50%, 12/01/15 ..........................................         1,197,213
   17,000,000      Lordsburg PCR, Refunding, Phelps Dodge Corp. Project, 6.50%, 04/01/13 .....        17,814,810
   38,705,000      Los Alamos County, Inc., Utility System Revenue, Refunding, Series 1986-A,
                    Pre-Refunded, 7.75%, 01/01/15 ............................................        41,048,975
   18,460,000      New Mexico State Mortgage Financial Authority, SFM, Refunding, Series A,
                    6.85%, 07/01/10 ..........................................................        19,442,072
   17,000,000      University of New Mexico, University Revenue, Series 1989, Pre-Refunded,
                    7.90%, 06/01/19 ..........................................................        19,239,920
                                                                                                   -------------
                                                                                                     117,573,136
                                                                                                   -------------
                   New York  10.7%
                   Metropolitan Transportation Authority Revenue,
    3,000,000         Refunding, Transit Facilities Obligation, 7.00%, 07/01/09 ..............         3,280,140
   18,210,000         Refunding, Transportation Facilities, Series M, 6.00%, 07/01/14 ........        18,208,179
    1,245,000      New Rochelle IDA, Civic Facilities Revenue, College of New Rochelle Project,
                    6.625%, 07/01/12 .........................................................         1,288,338
                   New York City GO,
    5,000,000         Refunding, Series A, 6.25%, 08/01/16 ...................................         5,039,550
    1,500,000         Refunding, Series B, 6.20%, 08/15/06 ...................................         1,549,860
   26,875,000         Refunding, Series B, 6.30%, 08/15/08 ...................................        27,591,756
   21,740,000         Refunding, Series B, 6.375%, 08/15/10 ..................................        22,271,326
    8,500,000        aRefunding, Series E, 5.75%, 02/15/09 ...................................         8,283,675
       95,000         Series 1986-D, Pre-Refunded, 8.50%, 08/01/16 ...........................            99,759
    1,705,000         Series 1986-D, Pre-Refunded, 8.50%, 08/01/16 ...........................         1,795,859
    1,180,000         Series 1987-A, Pre-Refunded, 8.50%, 11/01/12 ...........................         1,296,454
    3,355,000         Series 1987-A, Pre-Refunded, 8.50%, 11/01/13 ...........................         3,686,105
    2,805,000         Series 1987-A, Pre-Refunded, 8.75%, 11/01/14 ...........................         3,092,288
    2,040,000         Series 1987-D, Pre-Refunded, 8.50%, 08/01/09 ...........................         2,229,965
   11,750,000         Series 1988-A, Pre-Refunded, 8.00%, 08/15/07 ...........................        12,294,495
    7,870,000         Series 1988-A, Pre-Refunded, 8.00%, 08/15/08 ...........................         8,234,696
    5,500,000         Series 1988-A, Pre-Refunded, 8.00%, 08/15/09 ...........................         5,754,870
    6,500,000         Series 1988-A, Pre-Refunded, 8.00%, 08/15/10 ...........................         6,801,210
    6,500,000         Series 1989-A, Pre-Refunded, 8.00%, 08/15/11 ...........................         6,801,210
    2,610,000         Series 1989-E, 6.50%, 12/01/12 .........................................         2,647,010
    7,000,000         Series 1990-B, 7.50%, 10/01/11 .........................................         7,666,820
                   New York (cont.)
                   New York City GO, (cont.)
$  10,985,000         Series 1990-B, 7.50%, 10/01/12 .........................................     $  12,043,734
    3,000,000         Series 1990-B, ETM 06/01/01, 8.00%, 06/01/01 ...........................         3,507,870
    1,000,000         Series 1991-A, 8.00%, 03/15/12 .........................................         1,154,790
   10,000,000         Series 1991-A, 7.75%, 08/15/13 .........................................        11,369,900
    7,000,000         Series 1991-A, 7.75%, 08/15/14 .........................................         7,966,420
    3,285,000         Series 1991-A, 7.75%, 08/15/17 .........................................         3,720,920
        5,000         Series 1991-A, 8.00%, 08/15/20 .........................................             5,779
       15,000         Series 1991-A, 8.00%, 08/15/21 .........................................            17,338
   13,400,000         Series 1991-A, Pre-Refunded, 8.00%, 03/15/14 ...........................        15,474,186
    1,115,000         Series 1991-A, Pre-Refunded, 8.00%, 03/15/15 ...........................         1,285,182
    3,000,000         Series 1991-A, Pre-Refunded, 8.00%, 03/15/16 ...........................         3,457,890
      895,000         Series 1991-A, Pre-Refunded, 8.00%, 08/15/20 ...........................         1,064,245
    3,165,000         Series 1991-A, Pre-Refunded, 8.00%, 08/15/21 ...........................         3,763,502
   10,000,000         Series 1991-B, 7.50%, 02/01/04 .........................................        11,050,000
    1,000,000         Series 1991-B, 8.25%, 06/01/05 .........................................         1,175,620
   15,000,000         Series 1991-B, 7.00%, 02/01/19 .........................................        15,820,950
   20,000,000         Series 1991-C, 7.00%, 08/01/18 .........................................        21,146,400
    1,760,000         Series 1991-D, 8.00%, 08/01/99 .........................................         1,942,477
    1,800,000         Series 1991-D, 8.25%, 08/01/11 .........................................         2,096,316
      490,000         Series 1991-D, 8.25%, 08/01/12 .........................................           571,463
   10,635,000         Series 1991-D, Pre-Refunded, 8.25%, 08/01/12 ...........................        12,738,497
      145,000         Series 1991-D, 8.25%, 08/01/13 .........................................           169,106
    7,605,000         Series 1991-D, Pre-Refunded, 8.25%, 08/01/13 ...........................         9,109,193
       85,000         Series 1991-D, 8.25%, 08/01/14 .........................................            98,993
       50,000         Series 1991-D, 8.00%, 08/01/16 .........................................            58,241
      100,000         Series 1991-D, 8.00%, 08/01/17 .........................................           115,503
       50,000         Series 1991-D, 8.00%, 08/01/18 .........................................            57,751
       30,000         Series 1991-D, 8.00%, 08/01/19 .........................................            34,651
      240,000         Series 1991-D, ETM 08/01/99, 8.00%, 08/01/99 ...........................           270,120
    4,255,000         Series 1991-D, Pre-Refunded, 8.25%, 08/01/14 ...........................         5,096,596
    2,450,000         Series 1991-D, Pre-Refunded, 8.00%, 08/01/16 ...........................         2,903,912
    4,600,000         Series 1991-D, Pre-Refunded, 8.00%, 08/01/17 ...........................         5,452,242
    3,185,000         Series 1991-D, Pre-Refunded, 8.00%, 08/01/18 ...........................         3,784,003
    1,970,000         Series 1991-D, Pre-Refunded, 8.00%, 08/01/19 ...........................         2,340,498
    5,335,000         Series 1991-F, 8.20%, 11/15/04 .........................................         6,219,330
      160,000         Series 1991-F, 8.25%, 11/15/15 .........................................           187,842
      200,000         Series 1991-F, 8.25%, 11/15/17 .........................................           234,802
    1,840,000         Series 1991-F, Pre-Refunded, 8.25%, 11/15/15 ...........................         2,224,266
    2,300,000         Series 1991-F, Pre-Refunded, 8.25%, 11/15/17 ...........................         2,780,332

                   New York (cont.)
                   New York City GO, (cont.)
  $ 9,300,000         Series 1992-B, 6.75%, 10/01/15 .........................................      $  9,690,693
    1,930,000         Series 1992-C, Sub-Series C-1, 7.00%, 08/01/17 .........................         2,040,628
    5,000,000         Series 1992-D, 7.30%, 02/01/01 .........................................         5,440,150
    9,000,000         Series 1992-D, 7.625%, 02/01/15 ........................................         9,854,280
    5,000,000         Series 1992-D, 7.50%, 02/01/16 .........................................         5,442,450
   12,000,000         Series 1992-D, 7.50%, 02/01/17 .........................................        13,061,880
    3,000,000         Series 1992-H, 7.10%, 02/01/12 .........................................         3,184,380
   10,000,000         Series 1992-H, 7.20%, 02/01/14 .........................................        10,730,500
    4,000,000         Series 1992-H, 7.00%, 02/01/16 .........................................         4,218,920
    1,850,000         Series 1993-A, Pre-Refunded, 8.00%, 03/15/13 ...........................         2,136,362
      460,000         Series 1993-B, 8.50%, 08/01/09 .........................................           497,536
   11,660,000         Series 1993-B, Pre-Refunded, 8.00%, 03/15/17 ...........................        13,464,851
   14,500,000         Series 1994-A, 6.125%, 08/01/06 ........................................        14,894,545
   21,810,000         Series 1994-A, 6.20%, 08/01/07 .........................................        22,340,201
    4,390,000         Series 1994-A, 6.25%, 08/01/08 .........................................         4,482,453
    8,000,000         Series 1994-B, Sub-Series B-1, 7.30%, 08/15/11 .........................         8,702,800
    3,000,000         Series 1994-B, Sub-Series B-1, 7.00%, 08/15/16 .........................         3,192,480
   11,750,000         Series 1994-H, Sub-Series H-1, 6.125%, 08/01/09 ........................        11,835,893
    5,000,000         Series 1994-H, Sub-Series H-1, 6.125%, 08/01/11 ........................         5,016,950
    8,050,000         Series 1995-F, 6.50%, 02/15/07 .........................................         8,443,323
    7,540,000         Series 1995-F, 6.50%, 02/15/08 .........................................         7,857,509
   16,000,000         Series 1995-F, 6.60%, 02/15/10 .........................................        16,670,240
    5,000,000         Series 1995-F, 7.25%, 08/15/24 .........................................         5,346,200
      735,000         Series B, 8.00%, 06/01/98 ..............................................           790,978
      700,000         Series B, Pre-Refunded, 8.00%, 06/01/98 ................................           765,562
    2,325,000         Series B, 8.25%, 06/01/02 ..............................................         2,595,145
    2,175,000         Series B, Pre-Refunded, 8.25%, 06/01/02 ................................         2,695,466
    1,300,000         Series B, 6.75%, 10/01/17 ..............................................         1,354,613
    6,425,000        aSeries D, 6.00%, 02/15/25 ..............................................         6,226,403
                   New York City Health and Hospital Authority Local Government Revenue,
    5,010,000         Series A, 6.00%, 02/15/07 ..............................................         4,897,225
   17,735,000         Series A, 6.30%, 02/15/20 ..............................................        17,494,159
                   New York City Municipal Water Finance Authority, Water and Sewer System
                    Revenue,
   11,140,000      Series 1986-B, Pre-Refunded, 7.875%, 06/15/16 .............................        11,634,505
    8,500,000      Series 1987-A, Pre-Refunded, 9.00%, 06/15/17 ..............................         9,320,505
    2,965,000      Series 1989-B, Pre-Refunded, 7.00%, 06/15/19 ..............................         3,216,076
    2,455,000      Series 1994-A, 7.10%, 06/15/12 ............................................         2,726,989
    4,980,000      Series 1994-A, 7.00%, 06/15/15 ............................................         5,492,143
                   New York (cont.)
                   New York State Dormitory Authority Revenue,
  $ 4,000,000         City University General Resources, Series 2, MBIA Insured, 6.25%, 07/01/19 $     4,140,040
   12,150,000         City University System Consolidated, Series F, Pre-Refunded, 7.875%,
                       07/01/17 ..............................................................        14,137,133
    4,240,000         State University Educational Facilities, Series B, Refunding, 7.375%,
                       05/15/14 ..............................................................         4,635,634
    2,000,000         State University Educational Facilities, Series B, Refunding, 7.00%, 05/15/16    2,135,180
                   New York State Energy Research and Development Authority, Electric Facilities
                    Revenue,
    5,000,000         Consolidated Edison Co., Inc. Project B, 9.25%, 09/15/22 ...............         5,474,300
   17,500,000         Long Island Light, Series A, 7.15%, 06/01/20 ...........................        17,823,575
    1,500,000         Long Island Light, Series A, 7.15%, 02/01/22 ...........................         1,527,735
    8,500,000         Refunding, Consolidated Edison Co., Inc., Series A, 6.10%, 08/15/20 ....         8,591,120
                   New York State Housing Finance Agency Service Contract Revenue,
   15,000,000         Refunding, Series C, 6.125%, 03/15/20 ..................................        15,026,100
    3,155,000         Series A, 6.375%, 09/15/14 .............................................         3,235,484
    3,785,000         Series A, 6.375%, 09/15/16 .............................................         3,851,389
   10,000,000         Series A, 6.50%, 03/15/25 ..............................................        10,316,300
                   New York State Local Government Assistance Corp.,
    6,000,000         Series A, 6.50%, 04/01/20 ..............................................         6,319,740
    4,000,000         Series C, 5.50%, 04/01/22 ..............................................         3,781,840
                   New York State Medical Care Facilities, Financial Agency Revenue,
    7,215,000         Hospital and Nursing Home, FSA Mortgage Insured, 6.50%, 02/15/34 .......         7,521,710
   11,210,000         Hospital and Nursing Home, Refunding, FSA Mortgage Insured, 6.40%,
                       08/15/14 ..............................................................        11,936,744
    7,600,000         Hospital Mortgage, Series A, AMBAC Insured, 6.50%, 08/15/29 ............         8,054,556
   12,500,000         The Hospital for Special Surgery, Series A, 6.375%, 08/15/24 ...........        12,937,000
    7,160,000      New York State Power Authority Revenue and General Purpose Services,
                    Series CC, Refunding, 5.25%, 01/01/18 ....................................         6,748,228
                   New York State Tollway Authority Service Contract Revenue, Local Highway
                    and Bridge,
   11,600,000         6.25%, 04/01/14 ........................................................        11,788,384
    5,000,000         Pre-Refunded, 7.25%, 01/01/10 ..........................................         5,693,600
    7,685,000      New York State Urban Development Corp., Correctional Capital Facilities,
                    Series 5, 6.10%, 01/01/12 ................................................         7,777,220
    5,000,000      Warren and Washington Counties IDAR, Refunding, Adirondack Resource
                    Recovery Project, Series A, 7.90%, 12/15/07 ..............................         5,176,550
                                                                                                   -------------
                                                                                                     758,808,980
                                                                                                   -------------

                   North Carolina  3.7%
                   Charlotte GO,
  $ 3,995,000         Refunding, 5.40%, 06/01/16 .............................................      $  3,931,440
    3,965,000         Refunding, 5.40%, 06/01/17 .............................................         3,900,291
                   North Carolina Eastern Municipal Power Agency, Power System Revenue,
   60,480,000         Refunding, Series 1986-A, Pre-Refunded, 7.75%, 01/01/15 ................        62,666,352
    5,705,000         Refunding, Series 1987-A, Pre-Refunded, 7.50%, 01/01/15 ................         6,041,196
   18,645,000         Refunding, Series 1988-A, Pre-Refunded, 8.00%, 01/01/21 ................        20,461,955
    1,355,000         Refunding, Series 1988-A, Pre-Refunded, 8.00%, 01/01/21 ................         1,487,045
    3,250,000         Refunding, Series 1989-A, 6.50%, 01/01/24 ..............................         3,280,940
   24,700,000         Refunding, Series 1991-A, 6.50%, 01/01/17 ..............................        25,229,568
    6,875,000         Refunding, Series 1993-B, 6.25%, 01/01/12 ..............................         6,941,000
   39,030,000         Refunding, Series 1993-B, 6.25%, 01/01/23 ..............................        39,589,690
    4,000,000         Refunding, Series 1993-B, FGIC Insured, 6.25%, 01/01/23 ................         4,111,840
    2,000,000         Series 1993-C, 5.50%%, 01/01/07 ........................................         1,944,620
   15,960,000         Series 1993-G, 5.875%, 01/01/14 ........................................        15,380,971
   19,220,000         Series 1993-G, 5.75%, 12/01/16 .........................................        18,080,062
    1,355,000         Series B, 6.00%, 01/01/05 ..............................................         1,389,403
    3,750,000         Series D, 5.875%, 01/01/13 .............................................         3,637,388
                   North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue,
                    Refunding,
   12,435,000         5.75%, 01/01/15 ........................................................        11,932,377
   15,620,000         Series 1982, 6.25%, 01/01/17 ...........................................        15,715,594
   10,000,000         Series 1985-B, Pre-Refunded, 8.50%, 01/01/17 ...........................        10,273,400
    5,000,000      Wake County IPC, Financing Authority Revenue, Carolina Power and Light,
                    6.90%, 04/01/09 ..........................................................         5,365,550
                                                                                                   -------------
                                                                                                     261,360,682
                                                                                                   -------------
                   North Dakota  .9%
    7,750,000      Dickinson Health Care Facilities Revenue, BHS Long-Term Care, Inc., 7.625%,
                    02/15/20 .................................................................         8,357,058
      401,000      Ellendale MFHR, Ellendale Manor Apartments Project, 9.75%, 07/01/16 .......           412,100
                   Mercer County PCR,
    5,000,000         Basin Electric Power Corp., Second Series, AMBAC Insured, 6.05%,
                       01/01/19 ..............................................................         5,097,050
    3,665,000         Basin Electric Power Corp., Series 1984-A, 7.70%, 01/01/19 .............         3,796,244
   14,945,000         Basin Electric Power Corp., Series 1984-B, 8.125%, 01/01/19 ............        15,489,446
   20,090,000         Basin Electric Power Corp., Series 1984-D, 8.125%, 01/01/19 ............        20,821,879
   11,910,000         Basin Electric Power Corp., Series 1984-E, 7.00%, 01/01/19 .............        12,575,174
      839,000      Wahpeton MFHR, Evergreen Apartments Project, 9.75%, 07/01/16 ..............           862,224
                                                                                                   -------------
                                                                                                      67,411,175
                                                                                                   -------------
                   Ohio  1.2%
  $ 6,740,000      Franklin County Hospital Facility Mortgage Revenue, Refunding, Presbyterian
                    Retirement Services, Series 1987-A, 9.00%, 07/01/10 ......................      $  7,139,210
    2,865,000      Franklin County Nursing Home, First Mortgage Revenue, Volunteers of America
                    Care Facilities Project, 8.75%, 11/01/18 .................................         3,033,032
                   Montgomery County Health Systems Revenue,
    2,500,000         Franciscan, Series B-2, 8.10%, 07/01/01 ................................         2,703,750
   12,000,000         Franciscan, Series B-2, 8.10%, 07/01/18 ................................        13,510,440
    1,680,000      Muskingum County Hospital Facilities Revenue, Care One Health System,
                    Bethesda Hospital, 8.00%, 12/01/16 .......................................         1,747,922
    1,500,000      Muskingum County Revenue, Refunding, Franciscan Health Advisory Service,
                    Good Samaritan and Holy Family Hospital Project, 7.50%, 03/01/12 .........         1,553,310
                   Ohio State Air Quality Development Authority Revenue,
    6,325,000         Collateral Pollution Toledo Edison, Series B, 8.00%, 05/15/19 ..........         6,658,581
   10,000,000         Dayton Power and Light Co. Project, 9.50%, 12/01/15 ....................        10,293,600
   12,000,000         Refunding, Dayton Power and Light Co. Project, 6.10%, 09/01/30 .........        12,242,040
    1,705,000      Ohio State EDR, Good Samaritan Medical Center, Series 1990-3, 7.875%,
                    12/01/10 .................................................................         1,827,231
    3,250,000      Ohio State Water Development Authority Revenue, Refunding, Water
                    Development Dayton Power, Series A, 6.40%, 08/15/27 ......................         3,402,848
                   Ohio State Water Development Facilities Authority, PCR,
    4,000,000         Cleveland Electric Illumination Co. Project, Series A-1, 9.75%, 11/01/22         4,253,320
   10,000,000         Cleveland Electric Illumination Co. Project, Series A-2, 9.75%, 11/01/22        10,633,300
   10,000,000         Toledo Edison, Series A, 8.00%, 05/15/19 ...............................        10,527,400
                                                                                                   -------------
                                                                                                      89,525,984
                                                                                                   -------------
                   Oklahoma  1.5%
                   Canadian County HFA, SFMR,
    1,900,000         Series 1990-A, 7.70%, 09/01/05 .........................................         1,990,839
    3,955,000         Series 1990-A, 7.80%, 09/01/12 .........................................         4,165,406
    6,000,000      Jackson County Memorial Hospital Authority Revenue, Refunding, Jackson
                    Memorial Hospital Project, Pre-Refunded, 9.00%, 08/01/15 .................         6,608,760
                   Oklahoma State Municipal Power Authority, Power Supply System Revenue,
    7,000,000         Series A, Pre-Refunded, 8.25%, 01/01/23 ................................         7,188,020
   20,000,000         Series B, Pre-Refunded, 8.25%, 01/01/23 ................................        20,537,200
                   Oklahoma State Turnpike System Authority,
   19,090,000         First Senior Revenue, Pre-Refunded, 7.875%, 01/01/21 ...................        21,419,171
      610,000         First Senior Revenue, Pre-Refunded, 7.875%, 01/01/21 ...................           670,500
      660,000      Tulsa County Home Financial Authority, Mortgage Revenue, Series D, GNMA
                    Insured, 6.95%, 12/01/22 .................................................           689,377

                   Oklahoma (cont.)
                   Tulsa County Municipal Airport Revenue, American Airlines, Inc.,
 $ 10,000,000        a6.25%, 06/01/20 ........................................................      $  9,924,900
   11,000,000         7.375%, 12/01/20 .......................................................        11,570,020
                   Tulsa County Parking Authority,
    3,000,000         Series B, 6.90%, 12/01/07 ..............................................         3,344,100
    5,500,000         Series B, 7.00%, 12/01/14 ..............................................         5,981,855
                   Tulsa County Public Facilities Authority,
    2,000,000         Recreation Facility Revenue, Pre-Refunded, 8.875%, 02/01/03 ............         2,235,400
    2,000,000         Recreation Facility Revenue, Pre-Refunded, 9.00%, 02/01/08 .............         2,240,700
    2,740,000      Tulsa Housing Assistance Corp., First Lien Revenue, Refunding, 6.80%,
                    07/01/11 .................................................................         2,846,723
    2,000,000      Tulsa Industrial Authority Hospital Revenue, St. John Medical Center Project,
                    Series A, 6.25%, 02/15/14 ................................................         2,050,060
    4,000,000      Tulsa Municipal Airport Revenue, American Airlines-AMR Corp., 7.35%,
                    12/01/11 .................................................................         4,300,040
                                                                                                   -------------
                                                                                                     107,763,071
                                                                                                   -------------
                   Pennsylvania  4.3%
    5,250,000      Allegheny County, IDAR, Environmental Improvement, 6.70%, 12/01/20 ........         5,422,253
   14,250,000      Beaver County IDA, PCR, Ohio Edison Co., Beaver Valley Project, Series A,
                    7.75%, 09/01/24 ..........................................................        15,101,010
                   Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial
                    Hospital, Refunding,
    9,600,000         Series B, 6.30%, 07/01/08 ..............................................        10,149,696
   10,740,000         Series B, 6.375%, 07/01/18 .............................................        11,080,995
    3,000,000         Series B, Pre-Refunded, 8.875%, 07/01/18 ...............................         3,396,540
                   Delaware County IDAR, Refunding,
    6,500,000         Philadelphia Electric, Series 1991, 7.375%, 04/01/21 ...................         7,014,215
   41,300,000         Resource Recovery Project, Series A, 8.10%, 12/01/13 ...................        43,066,814
   22,500,000      Lancaster County Solid Waste Management Authority, Resource Recovery
                    System Revenue, Series A, 8.50%, 12/15/10 ................................        24,073,875
    4,000,000      Lehigh County IDA, PCR, Refunding, Pennsylvania Power and Light Co. Project,
                     Series A, MBIA Insured, 6.15%, 08/01/29 .................................         4,127,920
    5,000,000      Montgomery County GO, Series A, 6.10%, 10/15/25 ...........................         5,078,550
                   Montgomery County Higher Education and Health Authority, Hospital Revenue,
    5,150,000         Frankford Hospital, Pre-Refunded, 7.875%, 01/01/19 .....................         5,469,094
    5,500,000         Jeanes Health System Project, Pre-Refunded, 8.75%, 07/01/20 ............         6,554,130
    5,000,000      Montgomery County IDA, PCR, Philadelphia Electric Co., Series 1986-A,
                    8.875%, 06/01/16 .........................................................         5,214,600
    5,000,000      Pennsylvania EDA, Financing Authority Revenue, Macmillan, Ltd. Partnership
                    Project, 7.60%, 12/01/20 .................................................         5,540,600
                   Pennsylvania (cont.)
 $ 13,500,000      Pennsylvania EDA, Financing Resources, Recovery Revenue Colver Project,
                    Series D, 7.125%, 12/01/15 ...............................................     $  14,234,265
   33,280,000      Pennsylvania State Financial Authority Revenue, Refunding, Municipal Capital
                    Improvements Program, 6.60%, 11/01/09 ....................................        35,906,458
                   Pennsylvania State HFA,
   10,590,000         Refunding, Rental Housing, FGIC Insured, 6.40%, 07/01/12 ...............        10,800,106
    4,200,000         SFM, Series 1991, 7.15%, 04/01/15 ......................................         4,426,254
    2,000,000      Pennsylvania State Higher Educational Facilities Authority, College and
                    University Revenues, Lycoming College, Pre-Refunded, 8.375%, 10/01/18 ....         2,254,220
    4,445,000      Pennsylvania State Pooled Finance Authority, Lease Revenue, Capital
                    Improvement, Series B, MBIA Insured, 8.00%, 11/01/09 .....................         4,715,701
                   Philadelphia City GO, Refunding,
   26,000,000         Series 1986-A, Pre-Refunded, 7.625%, 08/01/16 ..........................        27,206,660
    1,000,000         Series 1987-A, 11.50%, 08/01/97 ........................................         1,111,380
    1,545,000         Series 1987-A, 11.50%, 08/01/98 ........................................         1,803,185
    2,400,000         Series 1987-A, 11.50%, 08/01/99 ........................................         2,921,736
    1,000,000         Series 1987-A, 11.50%, 08/01/00 ........................................         1,259,300
    2,850,000      Philadelphia Gas Works Revenue, Series 13, Pre-Refunded, 7.70%, 06/15/21 ..         3,334,614
    3,950,000      Philadelphia Gas Works Revenue, Series A, 6.375%, 07/01/26 ................         3,987,802
   14,240,000      Philadelphia Hospital and Higher Education Facilities Authority, Hospital
                    Revenue, Albert Einstein Medical Center, 7.50%, 04/01/99 .................        15,232,386
                   Philadelphia Housing RDAR,
      355,000         Sub-Series 2-A, 8.375%, 02/01/14 .......................................           361,493
    4,140,000         Sub-Series 2-B, 8.625%, 08/01/26 .......................................         4,215,845
    1,000,000      Philadelphia Municipal Authority, Gas Works Lease Revenue, 7.50%, 05/01/01          1,102,170
    7,250,000    a Philadelphia School District, Series B, AMBAC Insured, 5.50%, 09/01/25 ....         6,992,190
   10,890,000      Philadelphia Water and Sewer Revenue, Series 10, ETM 09/01/04, 7.35%,
                    09/01/04 .................................................................        12,697,413
    3,000,000      Westmoreland County IDAR, Refunding, Citizens General Hospital Project,
                    Series A, 8.25%, 07/01/13 ................................................         3,158,220
                                                                                                   -------------
                                                                                                     309,011,690
                                                                                                   -------------
                   Puerto Rico  .5%
   15,750,000      Puerto Rico Commonwealth, Series 1994, 6.50%, 07/01/23 ....................        16,705,868
    3,200,000      Puerto Rico Commonwealth Urban Renewal and Housing Corp., Refunding,
                    7.875%, 10/01/04 .........................................................         3,638,176
                   Puerto Rico Electric Power Authority, Power Revenue, Refunding,
    4,000,000         Series 1987-K, Pre-Refunded, 9.375%, 07/01/17 ..........................         4,424,960
    2,000,000         Series 1988-M, Pre-Refunded, 8.00%, 07/01/08 ...........................         2,234,260
    5,000,000      Puerto Rico Municipal Finance Agency, Series 1988-A, 8.25%, 07/01/08 ......         5,507,150
                                                                                                   -------------
                                                                                                      32,510,414
                                                                                                   -------------
                   Rhode Island  1.3%
  $ 9,900,000      Providence Special Obligation Tax Increment, Series A, 7.65%, 06/01/16 ....     $  10,898,415
    2,200,000      Rhode Island Clean Water Financial Agency Revenue, Drinking Water
                    Providence, Series A, AMBAC Insured, 6.70%, 01/01/15 .....................         2,383,392
                   Rhode Island Housing and Mortgage Finance Corp., Homeownership
                    Opportunity,
    1,925,000         Series 2, 7.75%, 04/01/22 ..............................................         2,038,787
   20,200,000         Series 10-A, 6.50%, 10/01/22 ...........................................        20,580,972
   13,085,000         Series 10-A, 6.50%, 04/01/27 ...........................................        13,287,032
    7,400,000         Series 13, 6.70%, 10/01/15 .............................................         7,707,544
    4,185,000         Series 13, 6.85%, 04/01/27 .............................................         4,374,413
   15,000,000         Series 15-A, 6.85%, 10/01/24 ...........................................        15,809,250
    2,720,000         Series 16-A, 6.375%, 10/01/26 ..........................................         2,730,853
    2,320,000         Series 17-A, 6.25%, 04/01/17 ...........................................         2,350,044
    3,000,000      Rhode Island Port Authority and Economic Development Corp., Refunding,
                    Shepard Building Project, Series B, AMBAC Insured, 6.75%, 06/01/25 .......         3,240,030
                   Rhode Island State Health and Educational Building Corp. Revenue,
    3,000,000         Health Facilities Tockwotton Home, 7.25%, 04/15/17 .....................         3,241,470
      955,000         Roger William Realty, FHA Insured, 7.50%, 08/01/29 .....................         1,011,307
    2,320,000         St. Antoine Residence, 6.70%, 11/15/12 .................................         2,386,422
    2,750,000         St. Antoine Residence, 6.75%, 11/15/18 .................................         2,828,540
                                                                                                   -------------
                                                                                                      94,868,471
                                                                                                   -------------
                   South Carolina  1.4%
    1,800,000      Berkeley County School District COP, Berkeley School Facilities Group, Inc.,
                    AMBAC Insured, 6.30%, 02/01/16 ...........................................         1,897,020
   24,000,000      Charleston County Resource Recovery Revenue, Foster Wheeler, Inc. Project,
                    Series A, 9.25%, 01/01/10 ................................................        26,423,520
    5,000,000      Myrtle Beach COP, Myrtle Beach Convention Center Project, 6.875%, 07/01/17          5,236,600
                   Piedmont Municipal Power Agency, South Carolina Electric Revenue,
    6,700,000         Refunding, 7.25%, 01/01/22 .............................................         6,859,058
    5,500,000         Refunding, 6.375%, 01/01/25 ............................................         5,565,890
    3,150,000         Refunding, Series A, 5.75%, 01/01/24 ...................................         2,962,008
    5,050,000         Refunding, Series A, AMBAC Insured, 5.75%, 01/01/24 ....................         4,973,341
    3,000,000      Richland County PCR, Refunding, Union Camp Corp. Project, Series C,
                    6.55%, 11/01/20 ..........................................................         3,183,990
                   South Carolina State Public Service Authority Revenue, Refunding,
    2,760,000         Electric System and Expansion, Series A, Pre-Refunded, 7.875%, 07/01/21          2,832,864
   13,045,000         Electric System and Expansion, Series A, Pre-Refunded, 7.875%, 07/01/21         13,389,388
    4,175,000         Electric System and Expansion, Series A, Pre-Refunded, 7.875%, 07/01/21          4,285,220

                      South Carolina (cont.)
                   South Carolina State Public Service Authority Revenue, Refunding, (cont.)
 $ 12,765,000         Series A, AMBAC Insured, 6.375%, 07/01/21 ..............................     $  13,161,481
   10,000,000         Series B, 6.00%, 07/01/31 ..............................................        10,008,500
                                                                                                   -------------
                                                                                                     100,778,880
                                                                                                   -------------
                   South Dakota  .5%
    5,000,000      Lawrence County PCR, Refunding, Black Hills Power and Light Co. Project,
                    6.70%, 06/01/10 ..........................................................         5,382,700
                   South Dakota State HDA, Homeownership Mortgage,
    6,000,000         Series A, 6.30%, 05/01/17 ..............................................         6,068,400
   10,580,000         Series A, 7.15%, 05/01/27 ..............................................        11,033,670
    3,205,000         Series B, 7.10%, 05/01/17 ..............................................         3,352,398
    3,480,000         Series D, 6.65%, 05/01/14 ..............................................         3,634,964
    5,000,000         Series G, 7.125%, 05/01/14 .............................................         5,364,850
                                                                                                   -------------
                                                                                                      34,836,982
                                                                                                   -------------
                   Tennessee  .8%
    6,690,000      Gatlinburg COP, Gatlinburg Convention Center, Inc., Pre-Refunded, 9.25%,
                    12/01/12 .................................................................         7,549,264
    4,835,000      Knox County Health, Educational and Housing Facilities Board, MFHR, GNMA
                    Secured, East Towne Village Project, 8.20%, 07/01/28 .....................         5,074,333
                   Memphis-Shelby County Airport Authority, Special Facilities and Project
                    Revenue,
   14,690,000         Federal Express Corp., 7.875%, 09/01/09 ................................        16,330,432
    6,520,000         Federal Express Corp., 6.75%, 09/01/12 .................................         6,887,206
    1,940,000      Metropolitan Nashville Airport Authority, Airport Revenue, Series C, FGIC
                    Insured, 6.60%, 07/01/15 .................................................         2,060,552
    1,990,000      Mount Pleasant IDR, PCR, Stauffer Chemical Co. Project, 8.00%, 12/01/12 ...         2,265,197
    5,000,000      Nashville and Davidson County Revenue, IDB, Refunding & Improvement,
                    Osco Treatment, Inc., 6.00%, 05/01/03 ....................................         5,057,000
                   Tennessee HDA, Homeownership Program,
    2,650,000         Series 1992, 6.80%, 07/01/17 ...........................................         2,742,459
    6,135,000         Series P, 7.70%, 07/01/16 ..............................................         6,422,363
    2,275,000      Tennessee State Local Development Authority Revenue, Community Provider
                    Pooled Loan Program, 6.45%, 10/01/14 .....................................         2,374,463
                                                                                                   -------------
                                                                                                      56,763,269
                                                                                                   -------------
                   Texas   7.6%
   18,100,000      Austin Combined Utility System Revenue, Series A, Pre-Refunded, 8.00%,
                    11/15/16 .................................................................        21,095,007
       30,000      Austin HFC, SFMR, Series 1984, 11.25%, 02/01/09 ...........................            30,549
                   Texas (cont.)
 $ 11,310,000      Austin Utility System Revenue Refunding, FGIC Insured, 6.25%, 05/15/16 ....     $  11,804,473
    4,500,000      Bexar County Health Facilities Development Corp. Revenue, Incarnate Word
                    Facility, FSA Insured, 6.00%, 11/15/15 ...................................         4,573,125
    1,750,000      Bexar County HFC, MFHR, Sunpark Apartments Project, 6.875%, 12/01/12 ......         1,828,418
    6,100,000      Brazos County Health Facilities Development Corp., Hospital Revenue, St.
                    Joseph Hospital Project, Pre-Refunded, 10.25%, 10/01/15 ..................         6,889,218
                   Brazos River Authority, Collateralized, PCR, Texas Utilities Electric Co. Project,
    2,500,000         Series 1987-A, 9.875%, 10/01/17 ........................................         2,745,975
   17,550,000         Series 1988-A, 9.25%, 03/01/18 .........................................        19,300,788
   15,000,000         Series 1989-A, 8.25%, 01/01/19 .........................................        16,414,500
                   Brazos River Authority, Johnson County,
      480,000         Surface Water and Treatment Revenue, 8.75%, 09/01/97 ...................           493,690
      520,000         Surface Water and Treatment Revenue, 8.90%, 09/01/98 ...................           534,383
      560,000         Surface Water and Treatment Revenue, 9.00%, 09/01/99 ...................           574,795
      605,000         Surface Water and Treatment Revenue, 9.00%, 09/01/00 ...................           620,240
      655,000         Surface Water and Treatment Revenue, 9.00%, 09/01/01 ...................           670,969
      705,000         Surface Water and Treatment Revenue, 9.10%, 09/01/02 ...................           722,174
      765,000         Surface Water and Treatment Revenue, 9.10%, 09/01/03 ...................           783,008
      825,000         Surface Water and Treatment Revenue, 9.10%, 09/01/04 ...................           844,421
      890,000         Surface Water and Treatment Revenue, 9.20%, 09/01/05 ...................           911,298
      960,000         Surface Water and Treatment Revenue, 9.20%, 09/01/06 ...................           982,973
    1,040,000         Surface Water and Treatment Revenue, 9.20%, 09/01/07 ...................         1,064,045
    1,120,000         Surface Water and Treatment Revenue, 9.20%, 09/01/08 ...................         1,145,894
    1,210,000         Surface Water and Treatment Revenue, 9.25%, 09/01/09 ...................         1,237,467
    1,310,000         Surface Water and Treatment Revenue, 9.25%, 09/01/10 ...................         1,339,737
    1,415,000         Surface Water and Treatment Revenue, 9.25%, 09/01/11 ...................         1,446,555
    1,525,000         Surface Water and Treatment Revenue, 9.25%, 09/01/12 ...................         1,559,008
    1,650,000         Surface Water and Treatment Revenue, 9.25%, 09/01/13 ...................         1,686,795
    1,780,000         Surface Water and Treatment Revenue, 9.25%, 09/01/14 ...................         1,819,694
    1,670,000         Surface Water and Treatment Revenue, 9.25%, 09/01/15 ...................         1,707,241
    3,470,000      Dallas County Flood Control District No. 1, Refunding, Pre-Refunded, 9.25%,
                    04/01/10 .................................................................         3,713,351
   99,000,000      Dallas-Fort Worth International Airport Facilities, Improvement Corp. Revenue,
                    American Airlines, Inc., 8.00%, 11/01/24..................................       107,257,590
    5,995,000      El Paso HFC, SFMR, Series 1991-A, 8.75%, 10/01/11 .........................         6,348,345
    2,700,000      Grand Prairie Health Facilities Development Corp., Hospital Revenue,
                    Refunding, Dallas/FT Worth Medical Center Project, AMBAC Insured,
                    6.875%, 11/01/10 .........................................................         2,961,414
    1,460,000      Grand Prairie HFC, SFMR, 10.75%, 09/01/14 .................................         1,501,537

                   Texas (cont.)
 $ 43,010,000      Harris County Hospital District, Mortgage Revenue, Refunding, Pre-Refunded,
                    8.50%, 04/01/05 ..........................................................     $  44,655,563
   20,250,000      Harris County IDR, Marine Terminal Revenue, Refunding, 6.95%, 02/01/22 ....        21,511,170
                   Harris County Toll Road, Multiple Mode, Senior Lien Revenue,
    2,100,000         Refunding, Series 1987, Pre-Refunded, 8.70%, 08/15/17 ..................         2,323,650
    9,000,000         Series B, Pre-Refunded, 8.625%, 08/15/07 ...............................         9,946,980
   18,710,000         Series B, Pre-Refunded, 8.70%, 08/15/17 ................................        20,702,615
    3,500,000         Series C, Pre-Refunded, 8.125%, 08/15/17 ...............................         3,892,910
    4,000,000         Series D, Pre-Refunded, 8.25%, 08/15/07 ................................         4,524,440
    5,000,000         Series D, Pre-Refunded, 8.30%, 08/15/17 ................................         5,662,050
                   Houston Water and Sewer System Revenue, Refunding,
   20,000,000         Junior Lien, Series A, MBIA Insured, 6.20%, 12/01/20 ...................        20,741,800
   21,000,000         Series B, 6.375%, 12/01/14 .............................................        21,931,980
                   Matagorda County Navigation District No. 1, PCR, Collateralized, Refunding,
    6,500,000         Central Power and Light Co. Project, MBIA Insured, 6.10%, 07/01/28 .....         6,580,795
   10,000,000         Houston Lighting and Power Co., 6.00%, 07/01/28 ........................        10,064,500
    5,500,000         Houston Lighting and Power Co., Series A, AMBAC Insured, 6.70%, 03/01/27         5,944,565
   40,975,000         Houston Lighting and Power Co., Series B, 7.70%, 02/01/19 ..............        43,798,997
    1,530,000      Mesquite HFC, SFMR, Series 1983, 10.75%, 09/01/14 .........................         1,542,362
    5,000,000      Nueces County Hospital District Revenue, Refunding, Pre-Refunded, 9.00%,
                    07/01/16 .................................................................         5,285,150
                   Sabine River Authority PCR,
    2,610,000         Texas Utility Electric Co. Project, Refunding, 7.75%, 04/01/16 .........         2,687,935
    7,700,000         Texas Utility Electric Co. Project, Refunding, 6.55%, 10/01/22 .........         8,096,935
    5,000,000      San Antonio Water Revenue, Refunding, MBIA Insured, 6.50%, 05/15/10 .......         5,333,250
                   Southland Oaks MUD,
    1,525,000         Contract Revenue, Pre-Refunded, 8.50%, 11/15/01 ........................         1,616,027
    1,700,000         Contract Revenue, Pre-Refunded, 8.50%, 11/15/02 ........................         1,801,473
    1,850,000         Contract Revenue, Pre-Refunded, 8.50%, 11/15/03 ........................         1,960,427
    2,050,000         Contract Revenue, Pre-Refunded, 8.55%, 11/15/04 ........................         2,173,390
    2,250,000         Contract Revenue, Pre-Refunded, 8.55%, 11/15/05 ........................         2,385,428
    2,475,000         Contract Revenue, Pre-Refunded, 8.60%, 11/15/06 ........................         2,625,208
    2,725,000         Contract Revenue, Pre-Refunded, 8.60%, 11/15/07 ........................         2,890,380
    3,000,000         Contract Revenue, Pre-Refunded, 8.60%, 11/15/08 ........................         3,182,070
    3,300,000         Contract Revenue, Pre-Refunded, 8.60%, 11/15/09 ........................         3,500,277
                   Texas Housing Agency,
   14,985,000         SFMR, Series 1986-B, 7.50%, 09/01/17 ...................................        15,341,044
    3,435,000         SFMR, Series 1988-B, 8.20%, 03/01/16 ...................................         3,548,733
                   Texas Housing Agency, Residential Development Mortgage Revenue,
    1,775,000         Series D, 8.35%, 01/01/08 ..............................................         1,851,645
    3,545,000         Series D, 8.35%, 07/01/08 ..............................................         3,698,073
                   Texas (cont.)
  $ 2,500,000      Texas Water Development Board Revenue, State Revolving Fund, 6.00%,
                    07/15/13 .................................................................      $  2,578,275
    2,490,000      Texas Water Resources Finance Authority Revenue, 7.625%, 08/15/08 .........         2,726,849
    5,580,000      Travis County, HFC, SFMR, Refunding, Series A, 6.95%, 10/01/27 ............         5,913,572
                   Western Oaks MUD,
    1,675,000         Contract Revenue, 8.60%, 11/15/05 ......................................         1,776,656
    1,825,000         Contract Revenue, 8.60%, 11/15/06 ......................................         1,935,759
      615,000         Contract Revenue, Pre-Refunded, 8.40%, 11/15/01 ........................           651,094
      500,000         Contract Revenue, Pre-Refunded, 8.45%, 11/15/02 ........................           529,595
    2,025,000         Contract Revenue, Pre-Refunded, 8.60%, 11/15/07 ........................         2,147,897
    2,225,000         Contract Revenue, Pre-Refunded, 8.60%, 11/15/08 ........................         2,360,035
    2,450,000         Contract Revenue, Pre-Refunded, 8.60%, 11/15/09 ........................         2,598,691
                                                                                                   -------------
                                                                                                     541,628,922
                                                                                                   -------------
                   U.S. Territories
      760,000      Virgin Islands HFA, HMR, Series B, GNMA Secured, 8.10%, 12/01/18 ..........           794,154
                                                                                                   -------------
                   Utah  1.8%
    5,050,000      Carbon County, Solid Waste Disposal Revenue, Refunding, Laidlaw, Inc.
                    Project, Series A, 7.50%, 02/01/10 .......................................         5,443,496
                   Intermountain Power Agency, Special Obligation,
   13,450,000         First Crossover, Series, 7.875%, 07/01/14 ..............................        14,056,595
    9,500,000         Refunding, Fifth Crossover, Series, 7.20%, 07/01/19 ....................        10,037,700
                   Intermountain Power Agency, Supply Revenue,
   34,805,000         Refunding, Series B, 7.75%, 07/01/20 ...................................        38,024,811
    1,805,000         Second Crossover, Series 86-C, FGIC Insured, 7.25%, 07/01/17 ...........         1,877,561
    5,545,000    a North Davis County, Sewer District, FGIC Insured, 5.75%, 03/01/15 .........         5,561,025
    2,945,000      Utah State HFA, Refunding, Series A, 6.50%, 05/01/19 ......................         2,985,199
                   Utah State HFA, SFM,
    3,135,000         Refunding, Series A-C, 6.80%, 01/01/12 .................................         3,272,031
    1,095,000         Series A, 8.50%, 07/01/19 ..............................................         1,144,166
    5,000,000         Series B, 6.55%, 07/01/26 ..............................................         5,099,300
      440,000         Series C-1, 6.80%, 07/01/12 ............................................           459,232
    4,165,000         Series C-1, 8.375%, 07/01/19 ...........................................         4,619,735
    1,070,000         Series D, 8.60%, 07/01/19 ..............................................         1,148,249
    4,990,000         Series D-1, 6.55%, 07/01/19 ............................................         5,124,181
    3,590,000         Series E-1, 6.65%, 07/01/20 ............................................         3,688,869
    1,965,000         Series G-1, 8.10%, 07/01/16 ............................................         2,072,387
                   Utah State School District Finance Cooperative Revenue, Financing Pool,
    2,450,000         Series 1988, 8.375%, 02/15/10 ..........................................         2,659,402
    1,730,000         Series 1988, 8.375%, 02/15/10 ..........................................         1,882,551
                   Utah (cont.)
                   Utah State School District Finance Cooperative Revenue, Financing Pool, (cont.)
  $ 1,435,000         Series 1988, 8.375%, 02/15/10 ..........................................      $  1,547,992
    1,420,000         Series 1988, 8.375%, 02/15/10 ..........................................         1,549,078
    1,340,000         Series 1988, 8.375%, 02/15/10 ..........................................         1,465,451
    1,245,000         Series 1988, 8.375%, 02/15/10 ..........................................         1,364,968
    1,210,000         Series 1988, 8.375%, 02/15/10 ..........................................         1,305,275
    1,195,000         Series 1988, 8.375%, 02/15/10 ..........................................         1,313,424
    1,190,000         Series 1988, 8.375%, 02/15/10 ..........................................         1,309,558
    1,160,000         Series 1988, 8.375%, 02/15/10 ..........................................         1,252,892
    1,065,000         Series 1988, 8.375%, 02/15/10 ..........................................         1,151,722
    1,040,000         Series 1988, 8.375%, 02/15/10 ..........................................         1,127,817
    1,030,000         Series 1988, 8.375%, 02/15/10 ..........................................         1,115,252
      635,000         Series 1988, 8.375%, 02/15/10 ..........................................           666,984
      530,000         Series 1988, 8.375%, 02/15/10 ..........................................           536,168
                                                                                                   -------------
                                                                                                     124,863,071
                                                                                                   -------------
                   Vermont  .1%
    9,400,000      Vermont HFA, SF, Series 5, 7.00%, 11/01/27 ................................         9,750,150
                                                                                                   -------------
                   Virginia  .5%
                   Danville IDAR, Regional Medical Center,
    5,885,000         FGIC Insured, 6.50%, 10/01/19 ..........................................         6,262,640
    5,840,000         FGIC Insured, 6.50%, 10/01/24 ..........................................         6,193,670
    7,250,000      Henrico County IDA, Public Facilities Lease Revenue, Henrico County Regional
                    Jail Project, 6.00%, 08/01/15 ............................................         7,481,202
                   Virginia State HDA, Commonwealth Mortgage,
    5,120,000         Series 1994-C, Sub-Series C-6, 6.25%, 01/01/15 .........................         5,215,333
    5,500,000         Series B, Sub-Series B-1, 7.20%, 07/01/17 ..............................         5,998,684
    4,755,000         Series H, Sub-Series H-2, 6.55%, 01/01/17 ..............................         4,933,644
                                                                                                   -------------
                                                                                                      36,085,173
                                                                                                   -------------
                   Washington  4.3%
    5,000,000      Chelan County PUD No. 1, Cheland Hydro Consolidated System Revenue,
                    9.30%, 07/01/62 ..........................................................         5,516,500
   32,480,000      Pierce County EDC, Refunding, Solid Waste-Steilacoom Revenue, 6.60%,
                    08/01/22..................................................................        33,386,841
                   Port Moses Lake Public Corp., Washington PCR,
    2,100,000         Union Carbide Corp., 7.50%, 08/01/04 ...................................         2,153,297
    1,000,000         Union Carbide Corp., 7.875%, 08/01/06 ..................................         1,053,840
    2,760,000      Seatac GO, Series 1994, 6.50%, 12/01/13 ...................................         2,942,601

                   Washington (cont.)
                   Seattle Municipality, Metropolitan Seattle Sewer Revenue,
  $ 9,680,000         Refunding, Series V, 6.20%, 01/01/32 ...................................      $  9,927,904
    2,500,000         Series W, MBIA Insured, 6.25%, 01/01/21 ................................         2,573,450
    9,365,000      Snohomish County PUD No. 1, Electric Revenue, Refunding, Generation
                    System, Series 1986-A, Pre-Refunded, 8.00%, 01/01/15 .....................         9,960,613
    7,000,000      Snohomish County USD No. 6, 6.50%, 12/01/11 ...............................         7,622,720
    4,000,000      University of Washington Alumni Association Lease Revenue, Medical Center
                    Roosevelt II, 6.30%, 08/15/14 ............................................         4,177,640
    4,850,000      Washington State Housing Finance Commission, MFMR, Refunding, Series A,
                    7.90%, 07/01/30 ..........................................................         5,054,815
                   Washington State Public Power Supply System Revenue, Nuclear Project No. 1,
                    Refunding,
   18,330,000         Series A, 6.00%, 07/01/09 ..............................................        18,650,774
    1,500,000         Series A, 7.00%, 07/01/11 ..............................................         1,599,854
   22,400,000         Series A, 6.00%, 07/01/12 ..............................................        22,304,351
   35,355,000         Series A, 6.05%, 07/01/12 ..............................................        35,376,920
   16,150,000         Series A, 6.25%, 07/01/12 ..............................................        16,374,484
   34,070,000         Series A, 6.50%, 07/01/15 ..............................................        34,880,524
   19,250,000         Series A, 6.00%, 07/01/17 ..............................................        18,814,950
   23,205,000         Series A, 6.25%, 07/01/17 ..............................................        23,731,521
    5,900,000         Series A, 6.875%, 07/01/17 .............................................         6,179,542
                   Washington State Public Power Supply System Revenue, Nuclear Project No. 2,
                    Refunding,
    7,500,000         Series A, 6.30%, 07/01/12 ..............................................         7,702,274
    4,735,000         Series A, 7.00%, 07/01/12 ..............................................         5,028,191
                   Washington State Public Power Supply System Revenue, Nuclear Project No. 3,
                    Refunding,
    6,750,000         Series 1989-B, 5.50%, 07/01/17 .........................................         6,235,582
   13,350,000         Series A, 6.50%, 07/01/18 ..............................................        13,679,611
   12,945,000         Series B, 5.70%, 07/01/10 ..............................................        12,804,546
                                                                                                   -------------
                                                                                                     307,733,345
                                                                                                   -------------
                   West Virginia  .9%
    3,500,000      Braxton County, Solid Waste Disposal Revenue, Weyerhaeuser Co. Project,
                    6.50%, 04/01/25 ..........................................................         3,628,204
                   New Martinsville Building Commission Revenue, City of New Martinsville Project,
    2,685,000         Series A, Pre-Refunded, 8.50%, 11/01/03 ................................         2,961,098
    4,250,000         Series A, Pre-Refunded, 8.75%, 11/01/09 ................................         4,754,900
    2,400,000      Taylor County PCR, Union Carbide Corp., 7.625%, 08/01/05 ..................         2,756,975
    7,000,000      West Virginia State Hospital Financing Authority Revenue, Refunding &
                    Improvement, Logan General Hospital Project, 7.25%, 07/01/20 .............         7,037,240
                   West Virginia (cont.)
                   West Virginia State Housing Development Fund, Housing Finance,
  $ 6,000,000         Series D, 7.00%, 05/01/17 ..............................................     $   6,264,960
    9,000,000         Series D, 7.05%, 11/01/24 ..............................................         9,390,690
   11,750,000      West Virginia State School Building Authority Revenue, Capital Improvement,
                    Series A, MBIA Insured, 6.25%, 07/01/22 ..................................        12,541,480
                   West Virginia State Water Development Authority Revenue,
    5,000,000         Loan Program II, Series 1988-A, Pre-Refunded, 8.625%, 11/01/28 .........         5,685,000
    5,180,000         Loan Program II, Series 1991-A, 7.00%, 11/01/31 ........................         5,421,491
                                                                                                   -------------
                                                                                                      60,442,038
                                                                                                   -------------
                   Wisconsin  1.3%
    2,200,000      Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 ................         2,233,571
    4,220,000      Madison Industrial Gas and Electric Co. Project, Series A, 6.75%, 04/01/27          4,423,487
                   Wisconsin Housing and EDA, Homeownership Revenue,
    9,190,000         Refunding, Series A, 6.10%, 11/01/10 ...................................         9,365,712
   10,230,000         Series 1, 6.75%, 09/01/15 ..............................................        10,755,311
    3,000,000         Series 1, 6.75%, 09/01/17 ..............................................         3,143,730
    2,250,000         Series A, 6.90%, 03/01/16 ..............................................         2,392,042
    5,500,000         Series A, 6.45%, 03/01/17 ..............................................         5,675,064
   11,330,000         Series A, 7.10%, 03/01/23 ..............................................        11,916,441
    3,000,000         Series B, 7.05%, 11/01/22 ..............................................         3,136,950
                   Wisconsin State Health and Educational Facilities Authority Revenue,
   14,995,000         Lindengrove, Inc. Project, 10.00%, 10/01/17 ............................        16,217,691
    6,500,000         Mercy Health Systems Corp., AMBAC Insured, 6.125%, 08/15/13 ............         6,689,020
    7,500,000         Mercy Health Systems Corp., AMBAC Insured, 6.125%, 08/15/17 ............         7,653,750
    7,400,000      Wisconsin State Health Facilities Authority Revenue, Refunding, Franciscan
                    Health Advisory, 7.80%, 03/01/14 .........................................         7,663,070
                                                                                                   -------------
                                                                                                      91,265,839
                                                                                                   -------------
                   Wyoming  .1%
                   Wyoming CDA, MF Mortgage,
    1,575,000         Series A, 6.90%, 06/01/12 ..............................................         1,642,063
    3,530,000         Series A, 6.95%, 06/01/24 ..............................................         3,679,990
                   Wyoming CDA, SFM,
    2,500,000         Series A, 7.25%, 06/01/21 ..............................................         2,643,600
    1,730,000         Series G, 7.375%, 06/01/17 .............................................         1,839,491
                                                                                                   -------------
                                                                                                       9,805,144
                                                                                                   -------------
                         Total Bonds (Cost $6,493,824,025) ...................................     6,893,242,570
                                                                                                   -------------

                 c Zero Coupon Bonds  1.4%
 $ 11,040,000      Calcasieu Parish, Memorial Hospital Service District Revenue, Lake Charles
                    Parish Memorial Hospital Project, Series A, (original accretion rate 5.59%),
                    12/01/22 .................................................................      $  6,120,355
   15,160,000      Chicago Residential Mortgage Revenue, Refunding, Series B, MBIA Insured,
                    (original accretion rate 7.30%), 10/01/09 ................................         5,821,288
    5,935,000      Coldwater Community Schools, MBIA Insured, (original accretion rate 6.794%),
                    05/01/18 .................................................................         1,527,906
                   Colorado Springs Airport Revenue,
    1,660,000         Series C, (original accretion rate 6.86%), 01/01/03 ....................         1,134,212
    1,610,000         Series C, (original accretion rate 6.966%), 01/01/05 ...................           966,370
    1,675,000         Series C, (original accretion rate 7.07%), 01/01/07 ....................           877,214
      800,000         Series C, (original accretion rate 7.07%), 01/01/08 ....................           388,432
    1,450,000         Series C, (original accretion rate 7.176%), 01/01/11 ...................           545,751
                   Cook County, Community Consolidated School District, No. 54 Schaumburg
                    Township,
    3,505,000         Series B, FGIC Insured, (original accretion rate 6.50%), 01/01/07 ......         1,824,983
    4,800,000         Series B, FGIC Insured, (original accretion rate 6.55%), 01/01/08 ......         2,320,272
    4,380,000         Series B, FGIC Insured, (original accretion rate 6.60%), 01/01/09 ......         1,956,721
    5,760,000         Series B, FGIC Insured, (original accretion rate 6.60%), 01/01/10 ......         2,400,710
    6,000,000      Harrison Community Schools, AMBAC Insured, (original accretion rate 6.90%),
                    05/01/20 .................................................................         1,338,780
                   Jefferson County, Capital Projects Corp., Lease Revenue, Refunding,
    1,640,000         Series A, (original accretion rate 6.75%), 08/15/07 ....................           877,318
    4,505,000         Series A, (original accretion rate 6.80%), 08/15/08 ....................         2,251,464
    4,580,000         Series A, (original accretion rate 6.87%), 08/15/09 ....................         2,150,722
    4,620,000         Series A, (original accretion rate 6.85%), 08/15/10 ....................         2,038,991
    6,825,000         Series A, (original accretion rate 6.95%), 08/15/13 ....................         2,447,786
    6,860,000         Series A, (original accretion rate 6.95%), 08/15/14 ....................         2,301,393
    7,005,000         Series A, (original accretion rate 7.00%), 08/15/16 ....................         2,050,223
    7,115,000         Series A, (original accretion rate 7.00%), 08/15/17 ....................         1,962,886
                   Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
    5,650,000         Expansion, Project A, FGIC Insured, (original accretion rate 1.97%),
                       06/15/07 ..............................................................         5,455,414
    8,500,000         Expansion, Project A, FGIC Insured, (original accretion rate 6.526%), 06/15/08   4,270,910
   11,000,000         Expansion, Project A, FGIC Insured, (original accretion rate 6.677%), 06/15/09   5,185,290
    8,000,000         Expansion, Project A, FGIC Insured, (original accretion rate 6.628%), 06/15/10   3,543,200

                     cZero Coupon Bonds (cont.)
  $ 9,690,000         Expansion, Project A, FGIC Insured, (original accretion rate 6.629%), 06/15/11 $ 3,997,997
   11,800,000         Expansion, Project A, FGIC Insured, (original accretion rate 3.193%), 06/15/12   8,247,256
    5,250,000      Owensboro Electric Light and Power Revenue, Series B, AMBAC Insured,
                    (original accretion rate 6.85%), 01/01/08 ................................         2,704,275
                   Shreveport Water and Sewer Revenue,
      490,000         Series B, FGIC Insured, (original accretion rate 7.05%), 12/01/07 ......           246,308
    2,530,000         Series B, FGIC Insured, (original accretion rate 7.05%), 12/01/08 ......         1,179,284
    4,080,000         Series B, FGIC Insured, (original accretion rate 7.05%), 12/01/09 ......         1,732,205
    5,630,000         Series B, FGIC Insured, (original accretion rate 7.05%), 12/01/10 ......         2,222,611
    7,000,000      Spring ISD, Refunding, FGIC Insured, Pre-Refunded, (original accretion rate
                    7.80%), 08/15/08 .........................................................         3,113,740
   14,250,000      University of Illinois, University Revenues, AMBAC Insured, (original accretion
                    rate 7.187%), 04/01/10 ...................................................         6,233,805
   11,000,000      Washington State Public Power Supply System Revenue, Nuclear Project
                    No. 2, Refunding, Series A, (original accretion rate 7.33%), 07/01/13 ....         3,690,720
                   Washington State Public Power Supply System Revenue, Nuclear Project
                    No. 3, Refunding,
    6,400,000         Series 1990-B, (original accretion rate 6.751%), 07/01/12 ..............         2,302,848
   15,000,000         Series 1990-B, (original accretion rate 7.25%), 07/01/14 ...............         4,688,400
                                                                                                   -------------
                         Total Zero Coupon Bonds (Cost $88,646,205) ..........................       102,118,040
                                                                                                   -------------
                         Total Long Term Investments (Cost $6,582,470,230) ...................     6,995,360,610
                                                                                                   -------------
                   Short Term Investments  .3%
      795,000      Bloomington Port Authority, Minnesota Tax Increment Revenue, Stadium Site
                    Redevelopment Project, Pre-Refunded, 8.25%, 02/01/96 .....................           803,427
      445,000      Brazos River Water Authority, Johnson County, Surface Water and Treatment
                    Revenue, 8.60%, 09/01/96 .................................................           458,070
    7,400,000    b California Statewide Communities Development Authority Revenue, COP,
                    Sutter Health Obligation Group, Daily VRDN and Put, AMBAC Insured, 3.80%,
                    07/01/15 .................................................................         7,400,000
      485,000      Dakota County Housing, Minnesota RDA, Limited Annual Appropriation Tax and
                    Revenue, Development Housing Facilities Project, 7.00%, 01/01/96 .........           485,631
    2,000,000    b Irvine 1915 Act, Assessment District No. 94-15, Refunding, Daily VRDN and
                    Put, 4.00%, 09/02/20 .....................................................         2,000,000
                 b Irvine Ranch, Water District Revenue,
    3,000,000         Daily VRDN and Put, 4.00%, 10/01/10 ....................................         3,000,000
    2,700,000         Daily VRDN and Put, 3.85%, 08/01/16 ....................................         2,700,000

  $ 4,000,000    b North Carolina Medical Care Community Hospital Revenue, Pooled Financing
                    Project, Series A, Daily VRDN and Put, 3.95%, 10/01/20 ...................      $  4,000,000
    5,000,000    b Orange County, Office and Courthouse Projects, Crossover Refunding, Daily
                    VRDN and Put, 4.00%, 12/01/15 ............................................         5,000,000
      385,000      St. Paul Port Authority, IDR, Brown and Bigelow Co., Series 1979-2, 7.50%,
                    10/01/96 .................................................................           383,464
                                                                                                   -------------
                         Total Short Term Investments (Cost $25,674,181) .....................        26,230,592
                                                                                                   -------------
                             Total Investments (Cost $6,608,144,411)  98.8% ..................     7,021,591,202
                             Other Assets and Liabilities, Net  1.2% .........................        83,310,227
                                                                                                   -------------
                             Net Assets  100.0% ..............................................    $7,104,901,429
                                                                                                   =============



                   At October 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of
                   $6,608,144,411 was as follows: Aggregate gross unrealized
                   appreciation for all investments in which there
                    was an excess of value over tax cost ......................................    $  439,965,921
                     Aggregate gross unrealized depreciation for all investments in which there
                      was an excess of tax cost over value ...................................       (26,519,130)
                                                                                                   -------------
                     Net unrealized appreciation .............................................    $  413,446,791
                                                                                                   =============

aSee Note 1(f) regarding securities purchased on a when-issued basis.
bVariable rate demand notes (VRDN's) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).
cZero coupon bonds. The current effective yield may vary. The original accretion rate will remain constant.


PORTFOLIO ABBREVIATIONS:
1915 Act  - Improvement Bond Act of 1915
AMBAC     - American Municipal Bond Assurance Corp.
BIG       - Bond Investors Guaranty Insurance Co.
BMTF      - Bi-Modal Multi-Term Format
CDA       - Community Development Authority/Agency
CGIC      - Capital Guaranty Insurance Co.
CHM       - Collateralized Home Mortgage
COP       - Certificate of Participation
EDA       - Economic Development Authority/Agency
EDC       - Economic Development Corp.
EDR       - Economic Development Revenue
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Corp.
FHA       - Federal Housing Authority
FI/GML    - Federally Insured or Guaranteed Mortgage Loan
FSA       - Financial Security Assistance
GNMA      - Government National Mortgage Association
GO        - General Obligation
HDA       - Housing Development Authority
HDC       - Housing Development Corp.
HFA       - Housing Finance Agency
HFAR      - Housing Finance Agency Revenue
HFC       - Housing Finance Corp.

HMR       - Home Mortgage Revenue
IDA       - Industrial Development Authority/Agency
IDAR      - Industrial Development Authority Revenue
IDB       - Industrial Development Board
IDR       - Industrial Development Revenue
IPC       - Industrial Pollution Control
MBIA      - Municipal Bond Investors Assurance Corp.
MBS       - Mortgage Backed Securities
MF        - Multi-Family
MFHR      - Multi-Family Housing Revenue
MFMR      - Multi-Family Mortgage Revenue
MFR       - Multi-Family Revenue
MUD       - Municipal Utility District
PCR       - Pollution Control Revenue
PUD       - Public Utility District
RDA       - Redevelopment Authority/Agency
RDAR      - Redevelopment Agency Revenue
RMR       - Residential Mortgage Revenue
SF        - Single Family
SFM       - Single Family Mortgage
SFMR      - Single Family Mortgage Revenue
SFR       - Single Family Revenue
USD       - Unified School District

The accompanying notes are an integral part of these financial statements.




FRANKLIN FEDERAL TAX-FREE INCOME FUND

Financial Statements

Statement of Assets and Liabilities
October 31, 1995 (unaudited)

Statement of Operations
for the six months ended October 31, 1995 (unaudited)

Assets:
 Investments in securities, at value
  (identified cost $6,608,144,411)      $7,021,591,202
 Cash                                           68,147
 Receivables:
  Interest                                 143,535,282
  Investment securities sold                22,543,104
  Capital shares sold                        6,444,895
                                        --------------

      Total assets                       7,194,182,630
                                        --------------

Liabilities:
 Payables:
  Investment securities purchased           79,892,907
  Capital shares repurchased                 4,212,803
  Management fees                            2,685,454
  Distribution fees                          1,687,493
  Shareholder servicing costs                   78,421
 Accrued expenses and other liabilities        724,123
                                        --------------

      Total liabilities                     89,281,201
                                        --------------

Net assets, at value                    $7,104,901,429
                                        ==============


Net assets consist of:
 Undistributed net investment income       $ 2,938,152
 Unrealized appreciation on investments    413,446,791
 Accumulated net realized loss             (82,009,743)
 Class I capital shares                  6,756,631,706
 Class II capital shares                    13,894,523
                                        --------------

Net assets, at value                    $7,104,901,429
                                        ==============


Class I
 Net asset value* per share
  ($7,090,847,851 / 590,329,114
  shares outstanding)                           $12.01
                                        ==============


Class II
 Net asset value* per share
  ($14,053,578 / 1,170,156
  shares outstanding)                           $12.01
                                        ==============

Statement of Operations
for the six month ended October 31, 1995 (unaudited)

Investment income:
 Interest (Note 1)                        $241,418,367
Expenses:
 Management fees (Note 5)    $15,928,166
 Distribution fees - Class I
  (Note 5)                     2,359,934
 Distribution fees - Class II
  (Note 5)                        22,141
 Shareholder servicing
 costs (Note 5)                  551,144
 Reports to shareholders         809,709
 Custodian fees                  287,952
 Registration fees               226,367
 Directors' fees and
 expenses                         70,617
 Professional fees                44,651
 Other                           143,184
                          --------------

      Total expenses                        20,443,865
                                        --------------
        Net investment
 income                                    220,974,502
                                        --------------
Realized and unrealized gain
 on investments:
  Net realized gain                         55,115,759
  Net unrealized appreciation              110,290,800
                                        --------------
Net realized and unrealized
 gain on investments                       165,406,559
                                        --------------
Net increase in net assets
 resulting from operations                $386,381,061
                                        ==============

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.



FRANKLIN FEDERAL TAX-FREE INCOME FUND  Financial Statements (cont.)

Statements of Changes in Net Assets for the six months ended October 31, 1995
(unaudited) and for the year ended April 30, 1995
                                                                                  Six months           Year
                                                                                     ended             ended
                                                                               October 31, 1995   April 30, 1995
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................................     $ 220,974,502     $ 438,214,189
  Net realized gain (loss) from security transactions.......................        55,115,759       (52,320,273)
  Net unrealized appreciation on investments................................       110,290,800        20,943,713
                                                                                --------------      -------------

      Net increase in net assets resulting from operations..................       386,381,061       406,837,629
 Distributions to shareholders from
 undistributed net investment income:
   Class I..................................................................      (218,844,762)     (452,534,171)
   Class II.................................................................          (165,996)               --
 Increase in net assets from capital share transactions (Note 2)............        50,590,380       128,375,448
                                                                                --------------      -------------

      Net increase in net assets............................................       217,960,683        82,678,906
Net assets:
 Beginning of period........................................................     6,886,940,746     6,804,261,840
                                                                                --------------      -------------

 End of period (including undistributed net investment income of
$2,938,152 at 10/31/95 and $974,408 at 4/30/95).............................    $7,104,901,429    $6,886,940,746
                                                                                ==============      =============




The accompanying notes are an integral part of these financial statements.



FRANKLIN FEDERAL TAX-FREE INCOME FUND

Notes to Financial Statements (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Federal Tax-Free Income Fund (the Fund) is an open-end, diversified management investment company (mutual fund) registered under the Investment Company Act of 1940 as amended.

The Fund offers two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares began on May 1, 1995, at which time all previously outstanding shares became Class I shares. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Tax-free bonds generally trade in the over-the-counter market rather than on a national securities exchange. Often there are no transactions in a particular security on any given day. In the absence of a recorded sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Directors. Other securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Directors.

b. Municipal Bonds or Notes with "Puts":

The Fund has purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a "put." In determining the weighted average maturity of the Fund's portfolio, municipal bonds and notes as to which the Fund holds a put are deemed to mature on the first day on which the put may be exercisable.

c. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes. Therefore, no income tax provision is required.

d. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.

e. Investment Income, Expenses and Distributions:

Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium, if any, are amortized as required by the Internal Revenue Code.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Fund may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Fund has set aside sufficient investment securities as collateral for these purchase commitments.


2. CAPITAL STOCK

At October 31, 1995, there were 10,000,000,000 shares of capital stock authorized for the Fund, with 3,000,000,000 shares of no par value capital stock currently allocated to each class of shares, and a remaining balance to be allocated at a later date if needed. Paid in capital aggregated $6,756,631,706 and $13,894,523 for Class I and Class II, respectively.
Transactions in the Fund's Class I and Class II shares were as follows:


                                                         Six Months Ended                  Year Ended
                                                         October 31, 1995                April 30, 1995
                                                          --------------                  -------------
Class I Shares:                                      Shares          Amount           Shares          Amount
                                                   -----------      --------         --------       ---------
Shares sold....................................    21,813,204      $258,891,456     54,334,131     $ 630,492,584
Shares issued in reinvestment of distributions.     7,003,649        82,734,923     14,353,408       165,824,077
Shares redeemed................................   (25,064,118)     (297,454,138)   (56,590,781)     (652,304,375)
Changes from exercise of exchange privilege:
 Shares sold...................................    16,475,038       195,397,843     42,618,679       491,052,692
 Shares redeemed...............................   (17,097,038)     (202,874,127)   (43,858,952)     (506,689,530)
                                                 ------------     -------------   -------------     -------------

Net increase...................................     3,130,735      $ 36,695,957     10,856,485    $  128,375,448
                                                 ============     =============   =============     ============


                                                         Six Months Ended
                                                         October 31, 1995
                                                  ----------------------------
Class II Shares:                                     Shares          Amount
                                                 --------------      -------------
Shares sold....................................     1,169,520       $13,887,501
Shares issued in reinvestment of distributions.         8,214            97,335
Shares redeemed................................        (9,138)         (108,903)
Changes from exercise of exchange privilege:
 Shares sold...................................         1,560            18,590
                                                 --------------      --------------
Net increase...................................     1,170,156       $13,894,523
                                                 ==============      ==============


3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At April 30, 1995, for tax purposes, the Fund had capital loss carryovers expiring as follows:

                               1996...............................$ 32,151,648
                               1997...............................  19,946,075
                               1998...............................  14,050,263
                               2000...............................   8,032,018
                               2002...............................  10,591,976
                               2003...............................  52,353,522
                                                                  ------------
                                                                  $137,125,502
                                                                  ============


For income tax purposes, the aggregate cost of securities and unrealized appreciation are the same as for financial reporting purposes at October 31, 1995.


4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended October 31, 1995 aggregated $722,760,527 and $674,011,474, respectively.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Franklin Advisers, Inc., ("Advisers") under the terms of a management agreement, provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed monthly on the net assets of the Fund on the last day of the month at an annualized rate of 5/8 of 1% of the first $100 million of net assets, 1/2 of 1% of net assets in excess of $100 million up to and including $250 million, 45/100 of 1% of net assets in excess of $250 million up to and including $10 billion, 44/100 of 1% of net assets in excess of $10 billion up to and including $12.5 billion, 42/100 of 1% of net assets in excess of $12.5 billion up to and including $15 billion, 40/100 of 1% of net assets in excess of $15 billion up to and including $17.5 billion, 38/100 of 1% of net assets in excess of $17.5 billion up to and including $20 billion, and 36/100 of 1% of net assets in excess of $20 billion. Fees incurred by the Fund aggregated $15,928,166 for the six months ended October 31, 1995. The terms of the management agreement provide that aggregate annual expenses of the Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Fund's shares are registered. For the six months ended October 31, 1995, the Fund's expenses did not exceed these limitations.

Under the terms of Distribution Plans pursuant to Rule 12b-1 of the Investment Company Act of 1940, which was effective May 1, 1994 for Class I shares, and May 1, 1995 for Class II shares, Class I and II shares will reimburse Franklin/Templeton Distributors, Inc., ("Distributors") in an amount up to a maximum of 0.10% per annum for Class I and 0.65% per annum for Class II of the average daily net assets of such class, for costs incurred in the promotion, offering and marketing of the Class I and Class II shares. Fees incurred under the agreement aggregated $2,382,075 for the six months ended October 31, 1995.

In its capacity as underwriter for the capital stock of the Fund, Distributors received commissions on sales of the Fund's capital stock. Commissions are deducted from the gross proceeds received from the sale of the capital stock of the Fund and as such are not expenses of the Fund. Distributors may also make payments, out of its own resources, to dealers for certain sales of Class I and Class II shares.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

Commissions received by Distributors and the amounts paid to other dealers for the six months ended October 31, 1995 were as follows:

                                                                                            Class I     Class II
                                                                                          ----------    --------
Total commissions received.............................................................   $8,212,842    $140,281
                                                                                          ==========    =========
Paid to other dealers..................................................................   $7,725,091    $191,811
                                                                                          ==========    =========

Distributors also received contingent deferred sales charges relating to transactions in the Fund in the amounts of $944 and $1,109, for Class I and Class II, respectively.

Pursuant to a shareholder servicing agreement with Franklin/Templeton Investor Services, Inc. ("Investor Services"), the Fund pays costs on a per shareholder account basis. Such costs incurred for the six months ended October 31, 1995 aggregated $551,144, all of which was paid to Investor Services.

Certain officers and directors of the Fund are also officers and/or directors of Franklin/Templeton Distributors, Inc., Franklin Advisers, Inc. and Franklin/Templeton investors Services, Inc., all wholly-owned subsidiaries of Franklin Resources, Inc.


6. CREDIT RISK

Although the Fund has a diversified portfolio, it has investments in excess of 10% of its total net assets in the state of New York. Such concentration may subject the Fund more significantly to economic changes occurring within that state.

The Fund has 3.83% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in higher yield securities are accompanied by a greater degree of credit risk and such lower quality securities tend to be more sensitive to economic conditions than higher rated securities.

7. FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period:

                                     Six Months Ended                    Year ended April 30,
Class I Shares:                      October 31, 1995 1995       1994        1993       1992         1991
Per Share Operating Performance
Net asset value at beginning of year   $11.73       $11.81      $12.24      $11.68      $11.40      $11.08
                                     ---------    ---------   ---------    --------    --------    --------
Net investment income...............      .38          .75         .77         .80         .82         .83
Net realized and unrealized gain
 (loss) on securities...............     .272        (.053)       (.415)      .576        .302        .342
                                     ---------    ---------   ---------    --------    --------    --------
Total from investment operations....     .652         .697         .355      1.376       1.122       1.172
Distributions from net
 investment income..................    (.372)       (.777)       (.785)      (.816)      (.842)      (.852)
                                     ---------    ---------   ---------    --------    --------    --------
Net asset value at end of year......  $12.01       $11.73       $11.81      $12.24      $11.68      $11.40
                                     =========    =========   =========    ========    ========     ========

Total Return*.......................    5.65%        6.21%        2.58%      11.89%       9.90%      10.67%
Ratios/Supplemental Data
Net assets at end of year (in 000's) $7,090,848  $6,886,941  $6,804,262  $6,414,739  $5,184,214   $4,353,043
Ratio of expenses to average
 net assets.........................      .58%**       .59%        .52%        .51%        .51%        .50%
Ratio of net investment income to
 average net assets.................     6.31%**      6.47%       6.27%       6.68%       7.07%       7.34%
Portfolio turnover rate.............     7.95%       19.88%      24.59%      13.30%      14.94%      28.79%

                                     Six Months Ended
Class II Shares:                     October 31, 1995
Per Share Operating Performance
Net asset value at beginning of year   $11.73
                                      --------
Net investment income...............      .37
Net realized and unrealized gain
 on securities......................     .252
                                      ---------
Total from investment operations....     .622
Distributions from net
 investment income..................    (.342)
                                      ---------
Net asset value at end of year......  $12.01
                                      =========

Total Return*.......................    5.39%
Ratios/Supplemental Data
Net assets at end of year (in 000's)   $14,054
Ratio of expenses to average
 net assets.........................    1.16%**
Ratio of net investment income to
 average net assets.................    5.71%**
Portfolio turnover rate.............    7.95%

*Total return measures the changes in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or the deferred contingent sales charge. Prior to May 1, 1994, the total return for Class I shares also assumes reinvestment of dividends at offering price and capital gains, if any, at net asset value. Effective May 1,1994, with the implementation of the Rule 12b-1 distribution plan for Class I shares, as disclosed in Note 5, the sales charge on reinvested dividends was eliminated.

**Annualized.



ranklin Federal Tax-Free Income Fund

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PERSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 10/31/95
AAA                           32.5%
AA                            15.2%
A                             20.7%
BBB                           27.8%
Below Investment Grade         3.8%


GRAPHIC MATERIAL (2)

This bar chart shows the comparison between the fund's distribution rate of 5.93% and the taxable equivalent distribution rate of 9.82%, for the Class I shares.


GRAPHIC MATERIALS (3)

This bar chart shows the comparison between the fund's distribution rate of 5.54% and the taxable equivalent distribution rate of 9.17%, for the Class II shares.